                               WM GROUP OF FUNDS
                         1201 THIRD AVENUE, SUITE 1400
                           SEATTLE, WASHINGTON 98101
                                  800-222-5852
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 1, 1999,
                              REVISED MAY 19, 1999

MONEY FUNDS                                     EQUITY FUNDS
  MONEY MARKET FUND                             BOND & STOCK FUND
  TAX-EXEMPT MONEY MARKET FUND                  GROWTH & INCOME FUND
  CALIFORNIA MONEY FUND                         NORTHWEST FUND
FIXED-INCOME FUNDS                              GROWTH FUND
  SHORT TERM HIGH QUALITY BOND FUND             EMERGING GROWTH FUND
  TARGET MATURITY 2002 FUND                     INTERNATIONAL GROWTH FUND
  U.S. GOVERNMENT SECURITIES FUND               STRATEGIC ASSET MANAGEMENT PORTFOLIOS
  INCOME FUND                                   STRATEGIC GROWTH PORTFOLIO
  HIGH YIELD FUND                               CONSERVATIVE GROWTH PORTFOLIO
MUNICIPAL FUNDS                                 BALANCED PORTFOLIO
  TAX-EXEMPT BOND FUND                          FLEXIBLE INCOME PORTFOLIO
  CALIFORNIA MUNICIPAL FUND                     INCOME PORTFOLIO
  CALIFORNIA INSURED INTERMEDIATE
     MUNICIPAL FUND
  FLORIDA INSURED MUNICIPAL FUND

     This Statement of Additional Information (the "SAI") supplements the information contained in the current Prospectus(es) of the WM Group of Funds listed above dated March 1, 1999 (collectively, the "Prospectus"), and should be read in conjunction with such Prospectus. The Funds' and Portfolios' Annual Reports for the fiscal years ended December 31, 1997, June 30, 1998 and October 31, 1998, respectively are incorporated by reference in this SAI. The Prospectus may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services") or by calling Shareholder Services at 800-222-5852.
     The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds are series of WM Trust I (the "WM Trust I Funds"), a Massachusetts business trust organized on September 19, 1997. The California Money, Short Term High Quality Bond, Target Maturity 2002, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds are series of WM Trust II (the "WM Trust II Funds"), a Massachusetts business trust organized on February 22, 1989. The WM Trust I Funds and WM Trust II Funds are collectively referred to in this SAI as the "Funds." The Strategic Growth, Conservative Growth, Balanced, Flexible Income and Income Portfolios, collectively referred to in this SAI as the "Portfolios," are series of WM Strategic Asset Management Portfolios, a Massachusetts business trust organized on March 26, 1996. In this SAI, WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios are referred to as the "Trusts."

                                    CONTENTS

MANAGEMENT..................................................    3
INVESTMENT OBJECTIVES AND POLICIES..........................   20
INVESTMENT RESTRICTIONS.....................................   36
PORTFOLIO TURNOVER..........................................   41
PORTFOLIO TRANSACTIONS......................................   42
NET ASSET VALUE.............................................   44
HOW TO BUY AND REDEEM SHARES................................   45
HOW TO EXCHANGE SHARES......................................   48
DETERMINATION OF PERFORMANCE................................   50
TAXES.......................................................   56
DISTRIBUTOR.................................................   60
ADDITIONAL SHAREHOLDER INFORMATION AND CORRESPONDENCE.......   62
APPENDIX....................................................   89

                                   MANAGEMENT
TRUSTEES AND OFFICERS
     The Trusts are governed by a common Board of Trustees which oversees the Trusts' activities and is responsible for protecting the interests of shareholders. The names, addresses and birthdates of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations, are set forth below. The executive officers of the Trusts are employees of organizations that provide services to the Funds and Portfolios offered by the Trusts. Each Trustee who is an "interested person" of the Trusts, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

TRUSTEES:

DAVID E. ANDERSON, Age: 72
Trustee
17960 Seabreeze Drive
Pacific Palisades, California 90272

     Retired in 1988 from GTE California, Inc. after 40 years of service. President and CEO from 1979 to 1988. Director of Barclay's Bank of California until 1988. Currently involved in the following charitable organizations as a director on the following boards: Board chairman, Children's Bureau Foundation; Board member, Upward Bound House of Santa Monica; Past campaign chairman of United Way; Former chairman, Los Angeles Area Chamber of Commerce.

WAYNE L. ATTWOOD, MD, Age: 70
Trustee
2931 S. Howard
Spokane, Washington 99203

     Retired doctor of internal medicine and gastroenterology. Former president, Medical Staff -- Sacred Heart Medical Center; former president of Spokane Society of Internal Medicine; and former president of Spokane Physicians for Social Responsibility.

ARTHUR H. BERNSTEIN, ESQ., Age: 73
Trustee
11661 San Vicente Blvd., Suite 701
Los Angeles, California 90049

     President of Bancorp Capital Group, Inc. and Bancorp Venture Capital, Inc. Previously served on the board of directors of Great Western Leasing Corporation, subsidiary of Great Western Financial Corporation ("GWFC"), until the subsidiary was sold in 1987. Director of Ryder System, Inc.; chairman of the board of trustees of the California Family Studies Center and Phillips Graduate Institute since 1984.

KRISTIANNE BLAKE, Age: 45
Trustee
705 W. 7th, Suite D
Spokane, Washington 99204

     CPA specializing in personal financial and tax planning since 1975. Served as a partner with the accounting firm of Deloitte, Haskins & Sells prior to starting own firm in 1987. Community activities include: United Way of Spokane County -- board chair; YMCA of the Inland Northwest -- treasurer; Junior League of Spokane -- past president; Spokane Intercollegiate Research & Technology Institute Foundation -- board member; Spokane Joint Center for Higher Education board member; Spokane Area Chamber of Commerce -- board member; and St. George's School board member.

EDMOND R. DAVIS, ESQ., Age: 70
Trustee
550 South Hope Street, 21st Floor
Los Angeles, California 90071-2604

     Joined the law firm of Brobeck, Phleger & Harrison as a partner in 1987, responsible for estate planning, and trusts and estate matters in the Los Angeles office. Prior to joining the firm, had a similar position for 20 years with the law firm of Overton, Lyman & Prince in Los Angeles. His expertise has been recognized in Who's Who in California, the Best Lawyers of America and Who's Who in American Law.

JOHN W. ENGLISH, Age: 65
Trustee
50 H New England Ave.
P.O. Box 640
Summit, New Jersey 07902-0640

     Retired vice president and chief investment officer of the Ford Foundation (a non-profit charitable organization). Chairman of the board and director, the China Fund, Inc., (closed-end mutual fund). Director, Paribas Trust for Institutions (an open-end mutual fund). Trustee, Retail Property Trust (a company providing management services for a shopping center).

*ANNE V. FARRELL, Age: 63
Trustee
425 Pike Street, Suite 510
Seattle, Washington 98101

     Joined the Seattle Foundation (a charitable foundation) in 1980 as executive vice president. Became president in 1984. Also serves on the board of Washington Mutual Bank, Inc. ("Washington Mutual") and Blue Cross of Washington and Alaska. Listed in Who's Who in America. Past President of the Nature Conservancy of Washington, Lakeside School and Seattle Rotary Club. Currently a Regent at Seattle University and president of the Rainier Club in Seattle.

CARROL R. MCGINNIS, Age: 54
Trustee
9225 Katy Freeway, Suite 205
Houston, TX 77024

     TERM TO COMMENCE UPON THE COMPLETION OF THE TRANSACTIONS CONTEMPLATED IN THE PLAN OF REORGANIZATION FILED WITH THE SEC WITH THE WM TRUST I AND WM TRUST II REGISTRATION STATEMENT ON FORM N-14 ON NOVEMBER 6, 1998.

     Founder, McGinnis Investments, since 1994. Prior thereto, served in various positions with Transamerica Fund Management Company and its predecessor companies from 1969-1993, including as president and chief operating officer.

*MICHAEL K. MURPHY, Age: 62
Trustee
PO Box 3366
Spokane, Washington 99220-3366

     President and CEO of CPM Development Corporation (a holding company which includes Central Pre-mix Concrete Company Inland Asphalt Co., Central Pre-Mix Prestress Co., and Interstate Concrete & Asphalt Co.). Member of the board of directors for Washington Mutual. Former president and director of Inland Empire Chapter -- Associated General Contractors. Former director of National Aggregates Associates.

ALFRED E. OSBORNE, JR. PH.D., Age: 54
Trustee
110 Westwood Plaza, Suite C305
Los Angeles, California 90095-1481

     University professor, researcher and administrator at University of California Los Angeles since 1972. Director, Times Mirror Company (newspaper publisher), United States Filter Corporation, Nordstrom Inc. (clothing retailer) and Greyhound Lines, Inc. (bus company). Independent general partner, Technology Funding Venture Partners V, and former Governor of the National Association of Securities Dealers, Inc.

*WILLIAM G. PAPESH, Age: 56
President and Trustee
601 W. Main Avenue
Suite 300
Spokane, WA 99201

     President and director of WM Advisors, Inc. (the "Advisor"), WM Shareholder Services, Inc. ("Shareholder Services"), WM Funds Distributor, Inc. (the "Distributor") and WM Fund Services, Inc. (a registered investment adviser and broker/dealer).

DANIEL L. PAVELICH, Age: 54
Trustee
Two Prudential Plaza
180 North Stetson Avenue, Suite 4300
Chicago, Illinois 60601

     Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm. Worked in Seidman's Spokane office for 27 years and is a former presiding member of the firm's board of directors. A member of the American Institute of CPAs and served as a vice president of the Washington Society of CPAs' board of directors.

JAY ROCKEY, Age: 71
Trustee
2121 Fifth Avenue
Seattle, Washington 98121

     Founder and chairman of The Rockey Company, a public relations and marketing communications consulting firm with headquarters in Seattle and offices in Portland and Spokane. Founder and director of RXL Pulitzer, an international multimedia company that is a joint venture with Pulitzer Publishing Co. of St. Louis. History includes managing New York City public relations for Aluminum Company of America, director of public relations for the Seattle World's Fair and the presidency of the Public Relations Society of America. He is vice president of the Rainier Club and trustee of the Downtown Seattle Association.

MORTON O. SCHAPIRO, Age: 45
Trustee
4535 Lenox Avenue
Sherman Oaks, CA 91423

     TERM TO COMMENCE UPON THE COMPLETION OF THE TRANSACTIONS CONTEMPLATED IN THE PLAN OF REORGANIZATION FILED WITH THE SEC WITH THE WM TRUST I AND WM TRUST II REGISTRATION STATEMENT ON FORM N-14 ON NOVEMBER 6, 1998.

     Dean of the College of Letters, Arts and Sciences and Professor of Economics, University of Southern California, since 1991. Prior thereto, Professor of Economics, Williams College, 1980-1991.

RICHARD C. YANCEY, Age: 72
Lead Trustee
535 Madison Avenue
New York, New York 10022

     Investment Banker -- Warburg Dillon Read LLC, New York City, 1952 through 1992. Served as vice president, managing director and director and senior advisor at Warburg Dillon Read LLC, Member of the boards of directors of AdMedia Partners, Inc., CapMAC Holdings Inc., Fiberite, Inc., The Scoreboard, Inc., and Czech and Slovak American Enterprise Fund.

OFFICERS:

GENE BRANSON, Age: 53
Vice President
11th Floor
601 W. Main Street
Spokane, WA 99201

     Senior vice president and director of the Advisor and Shareholder Services.

MONTE D. CALVIN, CPA, Age: 55
Senior Vice President and Chief Financial Officer
601 W. Main Avenue
Suite 300
Spokane, WA 99201

     Executive vice president and director of Shareholder Services; Director of the Advisor and the Distributor.

SANDY CAVANAUGH, Age: 44
Senior Vice President
1631 Broadway
Sacramento, CA 95818

     First vice president and director of the Distributor since September 1997. Director of Advisor and Shareholder Services. Prior to joining the Distributor, Ms. Cavanaugh held senior level positions with AIM Funds Distributor, First Interstate Investments and ASB Financial Services.

JOHN T. WEST, CPA, Age: 44
Vice President, Secretary and Compliance Officer
601 W. Main Avenue
Suite 300
Spokane, WA 99201
Vice president of Shareholder Services.
     Each of the Trustees and officers of the Trusts listed above holds the same position(s) with all three Trusts and is also a trustee or officer of WM Variable Trust (the "Variable Trust"). The Variable Trust is an investment company advised by the Advisor.

     Remuneration. No Trustee who is a director, officer or employee of the Advisor or its affiliates receives any compensation from the Trusts for serving as Trustee of the Trusts. The Trusts, together with the Variable Trust, pay each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $18,000 per annum plus $3,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. The Lead Trustee receives an additional fee of $500 per month. The Chairman of each committee receives a fee of $500 per committee meeting. Officers of the Trusts receive no direct remuneration in such capacity from the Trusts.

Officers and Trustees of the Trusts who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly.

     Wayne L. Attwood, M.D., Kristianne Blake, Anne V. Farrell, Michael K. Murphy, William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey became Trustees of WM Trust II and WM Strategic Asset Management Portfolios on December 23, 1997. Arthur H. Bernstein, Esq., David E. Anderson, Edmond R. Davis, Esq., John W. English and Alfred E. Osborne, Jr. Ph.D. became trustees of WM Trust I on December 23, 1997. The terms of Carrol R. McGinnis and Morton O. Schapiro as trustees commence upon the completion of the transactions included in the Plan of Reorganization filed with the WM Trust I and WM Trust II Registration Statement on Form N-14 on November 6, 1998. The WM Trust I Funds other than the High Yield Fund are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated, which made up the group of mutual funds known as the "Composite Funds."

        Composite U.S. Government Securities, Inc. (1982)
        Composite Income Fund, Inc. (1975)
        Composite Growth & Income Fund, a series of Composite Equity Series,
         Inc. (1949)
        Composite Money Market Portfolio, a series of Composite Cash Management
         Company (predecessor of the Money Market Fund) (1979)
        Composite Tax-Exempt Portfolio, a series of Composite Cash Management
         Company (predecessor of the Tax-Exempt Money Market Fund) (1979) Composite Tax-Exempt Bond Fund, Inc. (1976)
        Composite Northwest Fund, Inc. (1986)
        Composite Bond & Stock Fund, Inc. (1939)

     Each of the Composite Funds was reorganized as a series of WM Trust I on March 20, 1998. In connection with this reorganization, the Trust, whose name was previously "The Composite Funds" and which conducted no operations prior to that date, changed its name to its current name. The High Yield fund was organized on March 23, 1998.

     Prior to March 20, 1998, the name of WM Trust II was "Sierra Trust Funds" and the name of WM Strategic Asset Management Portfolios was "Sierra Asset Management Portfolios." These Trusts were part of a family of mutual funds known as the "Sierra Funds."

     The reorganizations and name changes described in the foregoing paragraphs were part of an overall restructuring of the Composite Funds and the Sierra Funds into a combined mutual fund family known as the WM Group of Funds. This restructuring also consisted of the replacement of Sierra Investment Advisors Corporation as investment advisor to the Sierra Funds with WM Advisors, Inc. (formerly known as Composite Research & Management Co.), the advisor to the Composite Funds, the election of the Directors of the Composite Funds as Trustees of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios and the election of the independent Trustees of WM Trust II and WM Strategic Asset Management Portfolios as Trustees of WM Trust I.

     The following table shows the aggregate compensation paid to each of the Trusts' Trustees by each Fund or Portfolio (or, in the case of the WM Trust I Funds, by the predecessor Composite Funds) for the most recent fiscal year and by the "Fund Complex" for calendar 1998. The Fund Complex consists of the Funds and Portfolios, together with the Funds within the Variable Trust, WM Prime Income Fund, a closed-end investment company that was liquidated in August, 1998 (the "Prime Income Fund") and Composite Deferred Series, Inc., an investment company for which WM Advisors, Inc. serves as advisor. None of the Trusts has any plan which would pay pension or retirement benefits to any Trustee.

                               WM GROUP OF FUNDS

                               COMPENSATION TABLE

                                     TAX-EXEMPT                 SHORT-TERM                   U.S.
                            MONEY      MONEY                   HIGH QUALITY    TARGET     GOVERNMENT
                            MARKET     MARKET     CALIFORNIA       BOND       MATURITY    SECURITIES   INCOME   HIGH YIELD
         TRUSTEE             FUND       FUND      MONEY FUND       FUND       2002 FUND      FUND       FUND       FUND
         -------            ------   ----------   ----------   ------------   ---------   ----------   ------   ----------
David E. Anderson.........  $4,094      $177         $345          $304          $22        $3,088     $2,217      $37
Wayne L. Attwood, M.D. ...  4,340        235          287           299           18         2,747      2,074       39
Arthur H. Bernstein,
  Esq.+...................  5,744        246          489           426           31         4,373      3,131       39
Kristianne Blake..........  5,088        288          323           337           21         3,178      2,404       40
Edmond R. Davis, Esq......  4,726        217          370           351           24         3,343      2,452       39
John W. English...........  4,265        195          338           317           22         3,044      2,227       39
Anne V. Farrell...........  3,514        172          250           261           16         2,281      1,719       36
Michael K. Murphy.........  3,342        163          237           248           15         2,168      1,634       39
Alfred E. Osborne, Jr.,
  Ph.D. ..................  4,035        183          321           300           21         2,895      2,114       32
William G. Papesh.........      0          0            0             0            0             0          0        0
Daniel L. Pavelich........  4,705        258          307           320           20         2,964      2,240       39
Jay Rockey................  4,109        223          270           282           17         2,596      1,961       39
Richard C. Yancey.........  5,262        280          352           367           23         3,343      2,525       48

                                                       CALIFORNIA
                                                        INSURED       FLORIDA
                                         CALIFORNIA   INTERMEDIATE    INSURED
                            TAX-EXEMPT   MUNICIPAL     MUNICIPAL     MUNICIPAL     BOND &
         TRUSTEE            BOND FUND       FUND          FUND         FUND      STOCK FUND
         -------            ----------   ----------   ------------   ---------   ----------
David E. Anderson.........    $2,575       $3,048         $558         $206        $2,583
Wayne L. Attwood, M.D. ...     2,677        2,593          473          168         3,295
Arthur H. Bernstein,
  Esq.+...................     3,621        4,316          791          293         3,591
Kristianne Blake..........     3,162        2,927          534          190         3,982
Edmond R. Davis, Esq......     2,933        3,303          604          220         3,162
John W. English...........     2,653        3,007          550          201         2,834
Anne V. Farrell...........     2,134        2,260          412          147         2,501
Michael K. Murphy.........     2,029        2,149          392          139         2,378
Alfred E. Osborne, Jr.,
  Ph.D. ..................     2,513        2,859          523          191         2,670
William G. Papesh.........         0            0            0            0             0
Daniel L. Pavelich........     2,908        2,778          507          180         3,606
Jay Rockey................     2,537        2,445          446          159         3,131
Richard C. Yancey.........     3,236        3,186          581          207         3,951

                                                                                                    STRATEGIC   CONSERVATIVE
                               GROWTH &                   INTERNATIONAL   NORTHWEST    EMERGING      GROWTH        GROWTH
          TRUSTEE             INCOME FUND   GROWTH FUND    GROWTH FUND      FUND      GROWTH FUND   PORTFOLIO    PORTFOLIO
          -------             -----------   -----------   -------------   ---------   -----------   ---------   ------------
David E. Anderson...........    $6,457        $2,493          $1,292       $2,008       $1,407        $517         $1,889
Wayne L. Attwood, M.D. .....     6,705         2,116           1,074        2,581          977         549          1,961
Arthur H. Bernstein,
  Esq.+.....................     9,066         3,532           1,831        2,793        2,014         722          2,640
Kristianne Blake............     7,831         2,388           1,212        3,131        1,103         620          2,213
Edmond R. Davis, Esq........     7,430         2,702           1,393        2,459        1,405         628          2,285
John W. English.............     6,712         2,460           1,270        2,204        1,294         565          2,061
Anne V. Farrell.............     5,474         1,844             936        1,945          852         479          1,709
Michael K. Murphy...........     5,205         1,753             890        1,849          810         455          1,625
Alfred E. Osborne, Jr.,
  Ph.D. ....................     6,353         2,339           1,209        2,076        1,238         534          1,949
William G. Papesh...........         0             0               0            0            0           0              0
Daniel L. Pavelich..........     7,260         2,267           1,151        2,828        1,047         589          2,101
Jay Rockey..................     6,346         1,995           1,013        2,454          922         518          1,849
Richard C. Yancey...........     8,141         2,599           1,320        3,092        1,201         675          2,410
---------------
+ Includes compensation deferred pursuant to a deferred compensation plan. The total amount of deferred compensation payable to Mr. Bernstein as of December 31, 1998 was $141,093.22 including income earned on deferred amounts.
* In the case of WM Trust I, includes compensation from predecessor Composite Funds.

                                                                                     TOTAL
                                                                                 COMPENSATION
                                                                     TOTAL         FROM THE
                                          FLEXIBLE                COMPENSATION   FUND COMPLEX*
                              BALANCED     INCOME      INCOME      FOR FISCAL    FOR CALENDAR
          TRUSTEE             PORTFOLIO   PORTFOLIO   PORTFOLIO    YEAR 1998         1998
          -------             ---------   ---------   ---------   ------------   -------------
David E. Anderson...........   $1,501       $152        $ 99        $37,069         $44,582
Wayne L. Attwood, M.D. .....    1,569        161         102         37,039          44,052
Arthur H. Bernstein,
  Esq.+.....................    2,097        212         139         52,136          51,351
Kristianne Blake............    1,771        181         115         43,039          47,053
Edmond R. Davis, Esq........    1,818        185         120         42,171          45,617
John W. English.............    1,639        166         108         38,171          37,617
Anne V. Farrell.............    1,368        140          89         30,536          33,548
Michael K. Murphy...........    1,300        133          85         29,039          36,052
Alfred E. Osborne, Jr.,
  Ph.D. ....................    1,549        157         102         36,163          39,610
William G. Papesh...........        0          0           0              0               0
Daniel L. Pavelich..........    1,681        172         110         40,039          44,552
Jay Rockey..................    1,480        152          96         35,039          36,052
Richard C. Yancey...........    1,928        197         126         45,048          51,564
---------------
+ Includes compensation defe
  to Mr. Bernstein as of Dec
* In the case of WM Trust I,

     During the fiscal year ended October 31, 1998, Sierra Investment Advisors Corporation reimbursed WM Trust II and WM Strategic Asset Management Portfolios for expenses associated with special meetings of the Board, held with regard to the contemplation of the sale of Sierra Capital Management Corporation and the merger of Great Western Financial Securities Corporation and Washington Mutual, Inc.
     As of December 31, 1998, except as noted below, to the knowledge of the Trusts, no shareholders owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds or Portfolios:
          MONEY MARKET FUND B CLASS A: BHC Securities, Omnibus Account, ATTN:
     Cash Sweeps Dept., 2005 Market St. 12th Flr., Philadelphia, PA 19103-7042, 28.46%
          Northwestern Trust & Investors Advisory Company, 1201 3rd Ave. Ste. 2010, Seattle, WA 98101-3026, 20.05%
          MONEY MARKET FUND B CLASS I: SAM Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 44.51%
          SAM Conservative Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 33.73%
          WM Advisors Inc., 1201 Third Ave., 22nd Floor, Seattle, WA 98101,
     6.43%
          MONEY MARKET FUND B CLASS S: Smith Barney Inc. Cust, FBO William & Tamara H. Pullman TTEE, The Pullman Trust U/A DTD 6/13/94, C/O Marie Ambrosino Mgmt., 612 N. Sepulveda Blvd. #10, Los Angeles, CA 90049-2108
          TAX-EXEMPT MONEY MARKET FUND B CLASS A: BHC Securities, Omnibus Account, Cash Sweeps Dept., 2005 Market St. 12th Flr., Philadelphia, PA 19103-7042, 22.78%
          TAX-EXEMPT MONEY MARKET FUND B CLASS B: Genevieve Odegard, 5702 N. 33rd St. #13D, Tacoma, WA 98407-2513, 86.62%
          Kay Richard Davidson GRDN FBO Roy C. Davidsen, P.O. Box 1494, Libby, MT 59923-1494, 13.38%
          CALIFORNIA MONEY FUND B CLASS A: Edward B. Baker TTEE FBO The Baker Family Trust DTD 7/10/94 1650 16th Ave., San Francisco, CA 94122, 14.39%
          BHC Securities, Omnibus Account, Cash Sweeps Dept., 2005 Market St. 12th Flr, Philadelphia, PA 19103-7042, 6.91%
          CALIFORNIA MONEY FUND B CLASS B: Oscar L Roehl TTEE, The Oscar L Roehl Trust UTA DTD 12/15/89, 1826 Harding Ave., Redwood City, CA 94062, 78.53%
          Ella M. Brown, 29094 Cobblestone St., Nuevo, CA 92567, 18.45% CALIFORNIA MONEY FUND B CLASS S: WM Funds Administration, 1201 Third
     Avenue, 22nd Floor, Seattle, WA 98101, 50.06%
          WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 49.94%
          CALIFORNIA MONEY FUND B CLASS I: WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 100%
          SHORT-TERM HIGH QUALITY BOND FUND B CLASS S: KY Cabinet for Human Resources, TTEE FBO The Marian K. Buns Irrevocable Charitable Remainder Trust, 275 E. main St. 6th Floor West, Frankfort, KY 40621, 15.04%
          Harold P. Jewell and Oveta B. Jewell JTWROS, 1001 Urell Place NE, Washington DC 20017-2140, 6.53%
          Carole Hurst & Judith Chinello & Stan R. Mandell TR, The Frederick S. Tobias Non-Marital Trust U/A DTD 11/4/81, 111 E. Kilbourn Ave., Milwaukee, WI 53202, 5.84%
          SHORT-TERM HIGH QUALITY BOND FUND B CLASS I: SAM Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 61.08%
          SAM Flexible Income Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 16.98%
          SAM Income Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 10.98%
          SAM Strategic Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 10.95%

          INCOME FUND B CLASS A: Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101-3026, 8.36%
          INCOME FUND B CLASS S: KY Cabinet for Human Resources TTEE FBO the Marian K. Burns Irrevocable Charitable Remainder Trust, 275 E. Main St. 6th Floor West, Frankfort, KY 40621, 10.62%
          INCOME FUND B CLASS I: SAM Flexible Income Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 50.73%
          SAM Income Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 49.27%
          CALIFORNIA MUNICIPAL BOND FUND B CLASS S: Josefina F. Parungao and Reynaldo Fernando, JTWROS, 5480 Avenida El Cid, Yorba Linda, CA 92686, 74.29%
          WM Funds Administration, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 12.96%
          WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 12.75%
          CALIFORNIA MUNICIPAL BOND FUND B CLASS I: WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 100%
          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL BOND FUND B CLASS A:
     Consolacion Padama and Manuel Padama JTWROS, 2045 Demille Drive, Los Angeles, CA 90027, 5.93%
          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL BOND FUND B CLASS S: WM Funds Administration, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 50.38%
          WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 49.62%
          CALIFORNIA INSURED INTERMEDIATE MUNICIPAL BOND FUND B CLASS I: WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 100%
          FLORIDA INSURED MUNICIPAL BOND FUND B CLASS B: Joseph R. Ott and Stella C. Ott JTWROS, 5800 SW 99th Terrace, Miami, FL 33156, 5.88%
          BHC Securities, Inc., FAO 84814707, ATTN: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103, 5.58%
          FLORIDA INSURED MUNICIPAL BOND FUND B CLASS S: WM Funds Administration, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 50.38%
          WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 49.62%
          FLORIDA INSURED MUNICIPAL BOND FUND B CLASS I: WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 100%
          BOND & STOCK FUND B CLASS A: Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101-3026, 17.06%
          BOND & STOCK FUND B CLASS S: Everen Securities, Inc., A/C 1916-6877, Randall E. Campbell, 111 East Kilbourn Avenue, Milwaukee, WI 53202, 67.53%
          BSDT TTEE IRA R, William M. Cordova, 25036 Oxford Dr., Laguna Niguel, CA 92677-8884, 26.85%
          BSDT TTEE IRA R, Tessie Penafiel, 4593 Arizona St., San Diego, CA 92116, 5.61%
          GROWTH & INCOME FUND B CLASS A: Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101-3026, 27.49%
          GROWTH & INCOME FUND B CLASS I: SAM Conservative Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 49.92%
          SAM Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 29.45%
          SAM Strategic Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 18.13%
          GROWTH FUND B CLASS I: SAM Conservative Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 53.48%
          SAM Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 26.13%
          SAM Strategic Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 19.40%

          EMERGING GROWTH FUND B CLASS I: SAM Conservative Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 47.50%
          SAM Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 37.52%
          SAM Strategic Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 14.98%
          INTERNATIONAL GROWTH FUND B CLASS I: SAM Conservative Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 49.85%
          SAM Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 38.43%
          SAM Strategic Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 11.72%
          NORTHWEST FUND B CLASS A: Northwestern Trust & Investors Advisory Company, 1201 3rd Ave., Ste. 2010, Seattle, WA 98101-3026, 18.19%
          HIGH YIELD FUND B CLASS A: Washington Mutual Inc., Paul Bonde TAOS, Mail Stop WMT0511, 1201 3rd Ave., Seattle, WA 98101, 74.28%
          HIGH YIELD FUND B CLASS S: Alonzo G. Orr and Janet S. Richardson JTWROS TOD Beatrice Orr, Rodney Orr, Diane Keane, 7483 Overlook Dr., Lake Worth, FL 33467, 65.95%
          Harold P. Jewell and Oveta B. Jewell JTWROS, 1001 Urell Place NE, Washington DC 20011-2140, 12.91%
          John Yanok and Lucille Yanok JTWROS, 1365 SW Gastador Ave., Port ST Lucie, FL 34953, 9.19%
          Eliana J. Kross, 5221 Cribari Dale, San Jose, CA 95135-1315, 6.21% Robert F. Burns and Elizabeth J. Burns JTWROS, Greenwood Rd.,
     Wynantskill, NY 12198-0000, 5.73%
          HIGH YIELD FUND B CLASS I: SAM Income Portfolio, C/O WM Advisors, 5200
     E. 2nd St., 2nd Floor, Long Beach, CA 90803, 62.48%
          SAM Flexible Income Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 32.06%
          TAX-EXEMPT BOND FUND B CLASS S: WM Funds Administration, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 50.52%
          WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 49.48%
          TAX-EXEMPT BOND FUND B CLASS I: WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 100%
          U.S. GOVERNMENT SECURITIES B CLASS S: KY Cabinet for Human Resources TTEE FBO the Marian K. Burns Irrevocable Charitable Remainder Trust, 275 E. Main St. 6th Floor West, Frankfort, KY 40621, 5.07%
          U.S. GOVERNMENT SECURITIES B CLASS S: SAM Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 61.79%
          SAM Flexible Income Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 20.53%
          SAM Income Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 17.68%
          VARIABLE TRUST MONEY MARKET FUND: American General Life Insurance Co., Variable Products Department, 5-36, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 88.76%
          Variable Trust Balanced Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 5.90%
          VARIABLE TRUST U.S. GOVERNMENT SECURITIES FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 95.76%
          VARIABLE TRUST INCOME FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 97.37%

          VARIABLE TRUST INTERNATIONAL GROWTH FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 90.95%
          VARIABLE TRUST GROWTH FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 94.58%
          VARIABLE TRUST GROWTH & INCOME FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 89.73%
          VARIABLE TRUST EMERGING GROWTH FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 96.09%
          VARIABLE TRUST SHORT-TERM HIGH QUALITY BOND FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 93.30%

          VARIABLE TRUST NORTHWEST FUND: WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 43.39%

          Variable Trust Strategic Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 20.46%

          Variable Trust Growth Portfolio, C/O WM Advisors, 5200 E. 2nd St., 2nd Floor, Long Beach, CA 90803, 19.01%

          American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 17.14%

          VARIABLE TRUST BOND & STOCK FUND: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 66.71%

          WM Shareholder Services, 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, 33.29%

          VARIABLE TRUST INCOME PORTFOLIO: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 100%

          VARIABLE TRUST FLEXIBLE INCOME PORTFOLIO: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 100%

          VARIABLE TRUST BALANCED PORTFOLIO: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 100%

          VARIABLE TRUST CONSERVATIVE GROWTH PORTFOLIO: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 100%

          VARIABLE TRUST STRATEGIC GROWTH PORTFOLIO: American General Life Insurance Co., Variable Products Department, Deborah Kerai, P.O. Box 1591, Houston, TX 77251-1591, 100%

                          THE FUNDS' SERVICE PROVIDERS
ADVISOR

     The Funds and Portfolios are managed by the Advisor. The Advisor has delegated portfolio management responsibilities in respect of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth and International Growth Funds to sub-advisors.

     Management Fees. Each Fund and each Portfolio pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Fund and Portfolio is based upon a percentage of the average net assets of such Fund or Portfolio. Absent fee waivers, the total management fee for each Fund and Portfolio as provided in the investment advisory agreement of the Fund or Portfolio is as follows:

                           FUNDS                                             FEES
                           -----                                             ----
Money Market and Tax-Exempt Money Market Funds..............  0.45% of the first $1 billion,
                                                              0.40% thereafter
California Money Fund.......................................  0.45% of the first $500 million,
                                                              0.40% thereafter
Short Term High Quality Bond Fund...........................  0.50% of the first $200 million,
                                                              0.45% of the next $300 million,
                                                              0.40% thereafter
Target Maturity 2002 Fund...................................  0.25% of all assets
U.S. Government Securities and Income Funds.................  0.50% of all assets
High Yield, Bond & Stock and Growth & Income Funds..........  0.625% of the first $250 million,
                                                              0.50% thereafter
Tax-Exempt Bond Fund........................................  0.50% of the first $250 million,
                                                              0.40% thereafter
California Municipal, California Insured Intermediate
  Municipal and Florida Insured Municipal Funds.............  0.50% of all assets
Northwest Fund..............................................  0.625% of the first $500 million,
                                                              0.50% of the next $500 million,
                                                              0.375% thereafter
Growth Fund.................................................  0.85% of all assets
Emerging Growth Fund........................................  1.05% of the first $100 million,
                                                              1.00% of the next $400 million,
                                                              0.90% thereafter
International Growth Fund...................................  1.10% of the first $50 million,
                                                              1.00% of the next $75 million,
                                                              0.80% thereafter
Each of the Portfolios......................................  0.15% of all assets

     Each of the Portfolios, unlike the Funds, also pays an administrative fee at the annual rate of 0.50% of the average net assets to the Transfer Agent.

     For the three most recent fiscal years the Funds and Portfolios paid the Advisor or its affiliates the following management fees:

                                                            FISCAL YEAR ENDED OCTOBER 31, 1998
                                                      -----------------------------------------------
                                                                                            EXPENSES
                                                      FEES BEFORE WAIVER    FEES WAIVED    REIMBURSED
                                                      ------------------    -----------    ----------
Money Market Fund...................................      $1,648,865         $      0       $     0
Tax-Exempt Money Market Fund........................      $  104,751         $ 37,019       $     0
California Money Fund*..............................      $   64,254         $ 18,193       $     0
Short Term High Quality Bond Fund*..................      $   67,678         $ 67,678       $ 9,467
Target Maturity 2002 Fund*..........................      $    2,065         $  2,065       $ 4,769
U.S. Government Securities Fund.....................      $1,467,714         $202,160       $     0
Income Fund.........................................      $  124,138         $      0       $     0
High Yield Fund**...................................      $   42,864         $ 29,768       $     0
Tax-Exempt Bond Fund................................      $1,213,255         $      0       $     0
California Municipal Fund*..........................      $  778,933         $ 76,222       $     0
California Insured Intermediate Municipal Fund F*...      $  142,361         $ 66,654       $     0
Short Term High Quality Bond Fund*..................      $   67,678         $ 67,678       $ 9,467
Florida Insured Municipal Fund*.....................      $   50,825         $ 41,923       $     0
Bond & Stock Fund...................................      $2,190,790         $      0       $     0
Growth & Income Fund................................      $3,575,552         $      0       $     0
Northwest Fund......................................      $1,920,011         $      0       $     0
Growth Fund*........................................      $  955,950         $      0       $     0
Emerging Growth Fund*...............................      $  493,746         $      0       $     0
International Growth Fund*..........................      $  497,321         $      0       $     0
Strategic Growth Portfolio*.........................      $   34,290         $ 34,290       $ 6,085
Conservative Growth Portfolio*......................      $  130,854         $ 66,873       $     0
Balanced Portfolio*.................................      $  102,838         $ 46,178       $     0
Flexible Income Portfolio*..........................      $    8,801         $ 24,570       $     0
Income Portfolio*...................................      $    6,074         $  6,074       $17,261

---------------
 * Fiscal Period from June 30, 1998 through October 31, 1998.
** Commenced operations on April 8, 1998.

                                                              FISCAL YEAR ENDED JUNE 30, 1998
                                                      -----------------------------------------------
                                                                                            EXPENSES
                                                      FEES BEFORE WAIVER    FEES WAIVED    REIMBURSED
                                                      ------------------    -----------    ----------
California Money Fund...............................      $  188,184         $ 70,002       $     0
Short Term High Quality Bond Fund...................      $  145,180         $133,982       $     0
Target Maturity 2002 Fund...........................      $    6,596         $ 33,075       $17,651
California Municipal Fund...........................      $2,010,319         $656,426       $     0
California Insured Intermediate Municipal Fund......      $  380,528         $246,808       $     0
Florida Insured Municipal Fund......................      $  146,555         $140,651       $   396
Growth Fund.........................................      $2,739,222         $      0       $     0
International Growth Fund...........................      $1,354,934         $      0       $29,113
Emerging Growth Fund................................      $2,214,151         $  3,472       $     0
Strategic Growth Portfolio..........................      $   91,196         $ 86,276       $ 1,754
Conservative Growth Portfolio.......................      $  438,904         $116,516       $19,099
Balanced Portfolio..................................      $  323,735         $107,755       $11,970
Flexible Income Portfolio...........................      $   26,686         $ 35,116       $13,939
Income Portfolio....................................      $   22,941         $ 34,864       $11,403

                                                                  FISCAL YEAR ENDED 1997
                                                          ---------------------------------------
                                                                                        EXPENSES
                                                          FEES PAID     FEES WAIVED    REIMBURSED
                                                          ----------    -----------    ----------
Money Market Fund*......................................  $1,148,906    $        0      $98,432
Tax-Exempt Money Market Fund*...........................  $  143,965    $        0      $45,307
California Money Fund**.................................  $  187,084    $  135,495      $     0
Short Term High Quality Bond Fund**.....................  $  153,348    $  153,348      $40,836
Target Maturity 2002 Fund**.............................  $    7,756    $    7,756      $59,718
U.S. Government Securities Fund*........................  $  769,591    $        0      $     0
Income Fund*............................................  $  553,562    $        0      $     0
Tax-Exempt Bond Fund*...................................  $  987,356    $        0      $     0
California Municipal Fund**.............................  $2,063,242    $1,080,813      $     0
California Insured Intermediate Municipal Fund**........  $  398,681    $  350,384      $     0
Florida Insured Municipal Fund**........................  $  173,618    $  173,618      $22,193
Bond & Stock Fund***....................................  $1,912,341    $        0      $     0
Growth & Income Fund***.................................  $1,630,777    $        0      $     0
Growth Fund**...........................................  $2,418,645    $        0      $     0
International Growth Fund**.............................  $1,444,004    $        0      $     0
Northwest Fund***.......................................  $1,538,183    $  137,944      $     0
Emerging Growth Fund**..................................  $2,600,399    $        0      $     0
Strategic Growth Portfolio**............................  $   36,642    $    6,241      $41,371
Conservative Growth Portfolio**.........................  $  260,044    $   54,435      $98,600
Balanced Portfolio**....................................  $  188,577    $   40,744      $82,121
Flexible Income Portfolio**.............................  $   19,886    $    4,470      $34,312
Income Portfolio**......................................  $   18,539    $    4,476      $33,580

---------------
  * Fiscal year ended 12/31

 ** Fiscal year ended 6/30

*** Fiscal year ended 10/31

                                                                  FISCAL YEAR ENDED 1996
                                                          ---------------------------------------
                                                                                        EXPENSES
                                                          FEES PAID     FEES WAIVED    REIMBURSED
                                                          ----------    -----------    ----------
Money Market Fund*......................................  $  916,867    $        0      $202,612
Tax-Exempt Money Market Fund*...........................  $  139,482    $        0      $ 47,274
California Money Fund**.................................  $  206,796    $  148,062      $      0
Short Term High Quality Bond Fund**.....................  $  262,885    $  262,885      $ 13,583
Target Maturity 2002 Fund**.............................  $    7,915    $    7,915      $ 47,054
U.S. Government Securities Fund*........................  $  984,485    $        0      $      0
Income Fund*............................................  $  599,008    $        0      $      0
Tax-Exempt Bond Fund*...................................  $1,065,379    $        0      $      0
California Municipal Fund**.............................  $2,233,979    $1,398,796      $      0
California Insured Intermediate Municipal Fund**........  $  393,599    $  393,599      $ 47,057
Florida Insured Municipal Fund**........................  $  201,769    $  201,769      $ 74,295
Bond & Stock Fund***....................................  $1,555,733    $        0      $      0
Growth & Income Fund***.................................  $1,065,507    $        0      $      0
Growth Fund**...........................................  $2,023,665    $        0      $      0
International Growth Fund**.............................  $1,062,220    $        0      $      0
Northwest Fund***.......................................  $1,123,204    $  166,941      $      0
Emerging Growth Fund**..................................  $2,464,903    $        0      $      0

---------------
  * Fiscal year ended 12/31
 ** Fiscal year ended 6/30
*** Fiscal year ended 10/31

SUB-ADVISORY FEES
     The Advisor retains only the net amount of the management fees paid to it after the sub-advisory fees described below are paid to the sub-advisors. The Advisor pays to the sub-advisors for the funds listed below a monthly fee at an annual rate of the following percentages of the average net assets of each such fund.

              SUBADVISOR/FUNDS                                     FEES
              ----------------                                     ----
VAN KAMPEN
  California Municipal Fund..................  0.20% of the first $150 million 0.15%
                                               thereafter
  Florida Insured Municipal Fund.............  0.20% of the first $75 million 0.125%
                                               thereafter
  California Insured Intermediate Municipal
     Fund....................................  0.20% of the first $75 million 0.125%
                                               thereafter
  Tax-Exempt Bond Fund.......................  0.10% of average daily net assets
JANUS
  Growth Fund................................  0.55% of the first $100 million 0.50%
                                               thereafter
WARBURG
  International Growth Fund..................  0.50% of average daily net assets

     The subadvisory agreements for the Growth Fund with Janus, for the International Growth Fund with Warburg and for California Municipal Fund, the Florida Insured Municipal Fund and the California Insured Intermediate Fund with Van Kampen each took effect on March 20, 1998. The subadvisory agreement for the Tax-Exempt Bond Fund with Van Kampen took effect on January 1, 1998.
     Subject to shareholder and Board approval, it is expected that Capital Guardian Trust Company will replace Warburg as the sub-advisor to the International Growth Fund on or about July 1, 1999. The table below and the text which follows it, express the fees the Advisor has agreed to pay to Capital Guardian Trust Company once it becomes sub-advisor to the International Growth Fund and the circumstances under which that fee may be reduced.

Capital Guardian Trust Company
  International Growth Fund.................................  0.79% of the first $25 million
                                                              0.60% of the next $25 million
                                                              0.425% of the next $200 million
                                                              0.375% thereafter

FEE AGGREGATION POLICIES
     Fee aggregation will apply to all account managed by Capital Group companies, except for emerging markets equity investments and investments in funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of fee aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each of the client's Eligible Accounts.
     For additional Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.
     For additional Eligible Accounts with Different investment objectives and guidelines:
          1. Each account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any Incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.
          2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.
          3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.
     For fee aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.
     Unless otherwise requested, the benefit from fee aggregation for clients with multiple accounts will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.
     If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on any unaggregated basis will be converted to a designated base currency using the applicable foreign exchange rate. The total of such fees will be compared to the

Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in the applicable currency.
FEE DISCOUNTS AND ELIMINATION OF FEE BREAKPOINTS
     The following Fee discount will be applied based upon the total aggregated fees:

Clients between $1.25 million to $4 million.................     5% discount
Clients between $4 million to $8 million....................   7.5% discount
Clients between $8 million to $12 million...................    10% discount
Clients over $12 million....................................  12.5% discount

     For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Group companies, except for investments in American-Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).
     For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.
     To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.
     Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the Investment (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.
     Applicable discount levels and the elimination of fee breakpoints will be effective beginning the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in the market alone will not cause the reinstatement of a lower discount level or fee breakpoints.
     For the three most recent fiscal years, the Advisor or its affiliates paid the sub-advisors the following sub-advisory fees:

                                              FEES PAID      FEES PAID      FEES PAID      FEES PAID
                                             FISCAL YEAR    FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                             ENDED OCT.     ENDED JUNE        ENDED          ENDED
                                                1998*          1998           1997           1996
                                             -----------    -----------    -----------    -----------
California Money Fund......................   $      0      $   36,881     $   70,156     $   77,549
California Municipal Fund..................   $192,188      $  580,166     $  637,702     $  684,267
California Insured Intermediate Municipal
  Fund.....................................   $ 40,648      $  126,152     $  144,771     $  143,109
Florida Insured Municipal Fund.............   $ 14,521      $   49,884     $   63,134     $   73,371
Growth Fund................................   $466,728      $1,473,318     $1,374,940     $1,149,390
International Growth Fund..................   $247,641      $  753,964     $  880,003     $  640,950
Emerging Growth Fund.......................   $      0      $  921,864     $1,550,235     $1,470,531

---------------
* Fiscal period from June 30, 1998 through October 31, 1998.
     Until March 20, 1998, Sierra Fund Administration Corporation ("Sierra Administration") served as the administrator, and First Data Investor Services Group, Inc. ("First Data") served as the sub-administrator to each of the WM Trust II Funds and each of the Portfolios. Shareholder Services had provided transfer agency and other shareholder services to each of the WM Trust I Funds prior to that date, and has provided transfer agency and other shareholder services to each of the Funds and Portfolios since March 20, 1998.

     For the three most recent fiscal years the Trusts paid Shareholder Services and its affiliates the following administration and/or Transfer Agent fees:

                                   OCT. 1998             JUNE 1998                1997                    1996
                              -------------------   -------------------   ---------------------   ---------------------
                                 FEES       FEES       FEES       FEES       FEES        FEES        FEES        FEES
                                 PAID      WAIVED      PAID      WAIVED      PAID       WAIVED       PAID       WAIVED
                              ----------   ------   ----------   ------   ----------   --------   ----------   --------
Money Market Fund*..........  $  586,106     $0            n/a     n/a    $  476,775   $141,274   $  411,274   $137,904
Tax-Exempt Money Market
  Fund*.....................  $   16,010     $0            n/a     n/a    $   26,688   $  1,293   $   26,736   $  1,628
California Money Fund**.....  $   13,361     $0     $   73,762    $  0    $  140,313   $      0   $  155,097   $      0
Short Term High Quality Bond
  Fund**....................  $   24,407     $0     $   33,910    $  0    $  107,344   $      0   $  809,686   $ 11,630
Target Maturity 2002
  Fund+**...................  $    1,489     $0     $    5,515    $  0    $   10,859   $      0   $   11,080   $  3,805
U.S. Government Securities
  Fund*.....................  $1,290,295     $0            n/a     n/a    $  105,444   $      0   $  146,145   $      0
Income Fund*................  $  195,913     $0            n/a     n/a    $   93,522   $      0   $  114,258   $      0
High Yield Fund.............  $    2,519     $0            n/a     n/a           n/a        n/a          n/a        n/a
Tax-Exempt Bond Fund*.......  $   98,013     $0            n/a     n/a    $   84,547   $      0   $  102,716   $      0
California Municipal
  Fund**....................  $   41,000     $0     $  860,498    $  0    $1,312,972   $      0   $   14,216   $      0
California Insured
  Intermediate Municipal
  Fund**....................  $    8,369     $0     $  161,117    $  0    $  253,706   $      0   $  250,472   $ 14,288
Florida Insured Municipal
  Fund**....................  $    3,487     $0     $   65,423    $  0    $  110,484   $      0   $  128,399   $ 20,472
Bond & Stock Fund...........  $  248,201     $0            n/a     n/a    $  235,936   $      0   $  222,913   $      0
Growth Income Fund..........  $  482,655     $0            n/a     n/a    $  245,357   $      0   $  193,784   $      0
Growth Fund**...............  $  106,901     $0     $  723,887    $  0    $  927,458   $      0   $  769,573   $      0
International Growth
  Fund**....................  $   46,783     $0     $  370,136    $  0    $  616,002   $      0   $  422,563   $      0
Northwest Fund***...........  $  394,356     $0            n/a     n/a    $  347,561   $      0   $  320,799   $      0
Emerging Growth Fund**......  $  132,833     $0     $  620,085    $  0    $1,050,164   $      0   $  994,372   $      0
Strategic Growth
  Portfolio++**.............  $  129,401     $0     $  303,985    $  0    $  122,140   $ 83,235          n/a        n/a
Conservative Growth
  Portfolio++**.............  $   87,805     $0     $1,463,013    $  0    $  866,812   $259,689          n/a        n/a
Balanced Portfolio++**......  $  374,761     $0     $1,079,118    $  0    $  628,588   $179,370          n/a        n/a
Flexible Income
  Portfolio++**.............  $   32,391     $0     $   88,955    $  0    $   66,287   $ 58,740          n/a        n/a
Income Portfolio++**........  $   22,302     $0     $   76,470    $  0    $   61,796   $ 50,033          n/a        n/a

---------------
  + The Target Maturity 2002 Fund commenced operations on March 20, 1995. ++ The Portfolios commenced operations on July 25, 1996.
  * Fiscal year end changed from 12/31 to 10/31
 ** Fiscal year end changed from 6/30 to 10/31

     For the three most recent fiscal years, Shareholder Services and its affiliates paid the following amounts to First Data for sub-administrative services to the Funds and Portfolios.

                                                   OCTOBER 1998   JUNE 1998     1997       1996
                                                   ------------   ---------   --------   --------
Money Market Fund*...............................    $134,737          n/a         n/a        n/a
Tax-Exempt Money Market Fund*....................    $  8,464          n/a         n/a        n/a
California Money Fund**..........................    $  5,818     $ 37,008    $ 37,649   $ 40,546
Short Term High Quality Bond Fund**..............    $  6,151     $ 31,105    $ 24,633   $ 41,119
Target Maturity 2002 Fund**......................    $    315     $  7,700    $  2,499   $  2,485
US Government Securities Fund*...................    $ 98,252          n/a         n/a        n/a
Income Fund*.....................................    $ 73,599          n/a         n/a        n/a
High Yield Fund..................................    $  7,768          n/a         n/a        n/a
Tax-Exempt Bond Fund*............................    $ 89,401          n/a         n/a        n/a
California Municipal Fund**......................    $ 50,611     $243,920    $302,048   $318,453
California Insured Intermediate Municipal
  Fund**.........................................    $  3,302     $249,738    $ 58,360   $ 56,128
Florida Insured Municipal Fund**.................    $ 84,519     $ 23,945    $ 25,408   $ 28,762
Bond & Stock Fund................................    $212,391          n/a         n/a        n/a
Growth & Income Fund.............................    $ 67,046          n/a         n/a        n/a
Northwest Fund...................................    $ 40,745          n/a         n/a        n/a
Growth Fund*.....................................    $ 22,493     $260,697    $213,556   $172,561
International Growth Fund**......................    $ 21,615     $249,221    $141,808   $ 94,735
Emerging Growth Fund**...........................    $ 10,291     $193,279    $241,257   $222,994
Strategic Growth Portfolio+**....................    $ 39,627     $ 32,694    $  1,128        n/a
Conservative Growth Portfolio+**.................    $ 31,153     $ 52,443    $  1,164        n/a
Balanced Portfolio+**............................    $  2,670     $ 45,182    $  1,257        n/a
Flexible Income Portfolio+**.....................    $  1,842     $ 25,987    $  1,533        n/a
Income Portfolio++**.............................          ??     $ 25,783    $  1,249        n/a

---------------
 * Fiscal year end changed from 12/31 to 10/31.
** Fiscal year end changed from 6/30 to 10/31.
 + The Portfolios commenced operations on July 25, 1996.
TRANSFER AGENT AND CUSTODIAN
     WM Shareholder Services, Inc., provides transfer agency and other shareholder services. WM Shareholder Services, Inc. is an indirect wholly owned subsidiary of Washington Mutual, located at 1201 Third Avenue, Suite 1400, Seattle, Washington 98101. The Custodian for the Funds and Portfolios is Boston Safe Deposit and Trust Co., which is located at One Boston Place, Boston, Massachusetts 02108. WM Shareholder Services, Inc. may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services.
COUNSEL
     Ropes & Gray, located at One International Place, Boston, Massachusetts 02110, serves as counsel to the Trusts.
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
     Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, serves as independent accountants to each of the Funds and Portfolios. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, served as independent accountants to WM Trust II and WM Strategic Asset Management Portfolios for their fiscal year ending June 30, 1998 and for prior fiscal years. Prior to the current fiscal year of the WM Trust I Funds, LeMaster & Daniels PLLC, 601 West Riverside, Suite 700, Spokane, Washington 99201, served as independent accountants to WM Trust I. The financial statements, financial highlights and Report of Independent Accountants of Deloitte & Touche LLP for each of the Funds and Portfolios contained in the Funds' and Portfolios' Annual Report for the fiscal year ended October 31 ,1998 are hereby incorporated by reference. The financial statements, financial highlights and Report of Independent Accountants of PricewaterhouseCoopers LLP for each of the WM Trust II Funds and each of the Portfolios contained in such Funds' and Portfolios' Annual Report to Shareholders for the year ended June 30, 1998 are incorporated herein by reference. The financial statements, financial highlights and Report of Independent Accountants of LeMaster & Daniels PLLC for each of the WM Trust I Funds contained in such Funds' Annual Reports to Shareholders for the fiscal years ended October 31, 1997 or December 31, 1997, as the case may be, are hereby incorporated by reference. The financial statements incorporated by reference into this

SAI and the financial highlights in the Prospectus have been audited by Deloitte & Touche LLP, PricewaterhouseCoopers LLP or LeMaster & Daniels PLLC, as the case may be, and have been so included in reliance on such independent accountants' reports, given on the authority of such firms in accounting and auditing. ORGANIZATION OF THE TRUST
     WM Trust I is an open-end management investment company, organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 19, 1997, as amended from time to time (the "WM Trust I Agreement"). WM Trust II is organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 22, 1989, as amended from time to time (the "WM Trust II Agreement"). WM Strategic Asset Management Portfolios is an open-end management investment company, organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated March 26, 1996, as amended from time to time (the "WM Strategic Asset Management Portfolios Agreement" and collectively, the "Trust Agreements"). In the interest of economy and convenience, certificates representing shares in the Trusts are not physically issued. Boston Safe Deposit and Trust Co. ("Boston Safe"), the Trusts' Custodian, and Shareholder Services, the Trusts' Transfer Agent, maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, Portfolio or Class, except with respect to the election of Trustees and the selection of independent accountants, for which shareholders of each Trust as a whole vote together.
     Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreements, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of any of a Trust's outstanding shares.
     Massachusetts law provides that shareholders, under certain circumstances, could be held personally liable for the obligations of a Trust. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the Trusts and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. Each Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trusts' management believes is remote. The Trustees intend to conduct the operations of each Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for the liabilities of the Trust.
                       INVESTMENT OBJECTIVES AND POLICIES
     The Prospectus discusses the investment objective or objectives of each of the Funds and Portfolios and the policies to be employed to achieve such objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds and Portfolios may invest, the investment policies and portfolio strategies that the Funds and Portfolios may utilize and certain risks attendant to such investments, policies and strategies.
     Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organization ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), Duff and Phelps, and Fitch, represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of the Advisor or their respective sub-advisors. The Appendix to this SAI contains further information concerning the ratings of these services and their significance.

     To the extent that the rating given by Moody's or S&P for securities may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and in this SAI.
     U.S. Government Securities. U.S. Government Securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government Securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the Fund's sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
     Illiquid Investments. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be treated as an illiquid security.
     Combined Transactions. To the extent permitted by each Fund's investment polices and restrictions, the Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.
     Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.
     Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.
     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the Funds' respective sub-advisors will carefully evaluate such investments on a case-by-case basis.
     A Fund may purchase a CD, TD or bankers' acceptances issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.
     Savings and loan associations whose CDs, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States Government. As a result, such savings and loan associations are subject to regulation and examination.
     Mortgage-Backed Securities. The mortgage-backed securities in which the Funds may invest include these classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.
     Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds will, consistent with their respective investment objectives and policies, consider making investments in such new types of securities.
     The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.
     Repurchase Agreements. The California Money, Short Term High Quality Bond, High Yield, Target Maturity 2002, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may invest in repurchase agreements without limitation. The California Municipal Fund may invest no more than 20%, in the aggregate, of its assets in repurchase agreements and certain other securities or instruments, but this 20% limit does not apply to investments for temporary defensive purposes. The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, Tax-Exempt Bond, Bond & Stock, Growth & Income and Northwest Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves, provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.
     When Issued Securities and Delayed Delivery Transactions. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at Boston Safe, the Trusts' Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).
     Strategic Transactions. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in this SAI and in the Prospectus, each of the Funds and Portfolios, except for the Money Funds, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. No Fund or Portfolio currently intends to enter into Strategic Transactions, excluding Strategic Transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.
     The Funds and Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the sub-advisor, it is in the best interest of the Fund or Portfolio to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.
     The use of Strategic Transactions for asset management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up Strategic Transactions are described below. Successful use of most Strategic Transactions depends upon the Advisor or the sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of Strategic Transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which Strategic Transactions are traded. In addition, a Fund or Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Strategic Transactions involving obligations to third parties (i.e., Strategic Transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.
          -- SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which a Fund engaging in Strategic Transactions may enter, consistent with the Fund's investment policies and restrictions, are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.
          A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are relatively recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they may be less liquid.
          -- FUTURES ACTIVITIES. Each of the Funds permitted to engage in Strategic Transactions (other than the Target Maturity 2002 Fund or the WM Trust I Funds and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted Strategic Transactions. In the case of the California Municipal, the California Insured Intermediate Municipal and the Florida Insured Municipal Funds, such investments will be made only in unusual circumstances, such as when that Funds' sub-advisor anticipates an extreme change in interest rates or market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.
          -- FUTURES CONTRACTS. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.
          The purpose of entering into a futures contract by a Fund or Portfolio is to protect the Fund or Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, if the California Municipal Fund, the California Insured Intermediate Municipal Fund or the Florida Insured Municipal Fund owns long-term bonds and tax-exempt rates are expected to increase, these Funds might enter into futures contracts to sell a municipal bond index. Such a transaction would have much the same effect as a Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term municipal obligations in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate -- but not totally offset -- the decline in the value of the portfolio.
          No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Fund or Portfolio would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Fund or Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund or Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's or Portfolio's existing position in the contract.
          There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Advisor or the sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.
          Although the Funds and the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund or Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.
          To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Funds or Portfolios will be required to either (i) segregate sufficient cash or liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Funds' or Portfolio's assets, the Funds and Portfolios will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Funds and Portfolios will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.
          -- OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The value of the option can change daily and that change would be reflected in the net asset value of the Fund or Portfolio holding the option.
          When engaging in Strategic Transactions, the Funds and the Portfolios may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
          There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the sub-advisors, which could prove to be inaccurate. Even if the expectations of the Advisor or the sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.
          -- OPTIONS ON SECURITIES. The Short Term High Quality Bond, Bond & Stock, Growth & Income, Growth, International Growth, Northwest and Emerging Growth Funds may buy and sell covered put (except for the Bond & Stock, Growth & Income and Northwest Funds) and call options on securities.
          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or its sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when the Advisor or its sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.
          So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.
          An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. Government Securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an Agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund.
          A Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.
          To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or its sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
          Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and its sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.
          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.
          Additional risks exist with respect to mortgage-backed U.S. Government Securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.
          -- OPTIONS ON SECURITIES INDEXES. The Short Term High Quality Bond, California Insured Intermediate Municipal, Growth, International Growth and Emerging Growth Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.
          Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or its sub-advisor believes the option can be closed out.
          Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or its sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.
          Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge.

     Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.
          -- FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Short Term High Quality Bond, Income, Growth, International Growth and Emerging Growth Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds' dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency.
          If a Fund enters into a position hedging transaction, the Trusts' Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.
          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
          The cost to a Fund of engaging in currency transactions with factors such as, the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.
          If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.
          The Funds, in addition, may combine forward currency exchange contracts with investments in securities denominated in other currencies in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a Fund's underlying currency. For instance, a Fund could purchase a U.S. dollar-denominated security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for its underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to "lock in" the foreign currency value of the security and adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

          There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's sub-advisor will be able to do so.
          There is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The Commodity Futures Trading Commission has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.
          -- OPTIONS ON FOREIGN CURRENCIES. The Short Term High Quality Bond, California Insured Intermediate Municipal, International Growth and Growth Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction, or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.
          The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or Fund's sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset-by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
          A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by Boston Safe, the Fund's Custodian, upon conversion or exchange of other foreign currency held by the Fund). A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with Boston Safe.
          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the projections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to their exercise or expiration, or to limit losses in the event of adverse market movements.
          The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
     Securities in Developing Countries. Although most of the investments of the Bond & Stock, Growth, International Growth and Emerging Growth Funds are made in securities of companies in (or governments of) developed countries, the Funds set forth above may also invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). Each Fund may invest up to 5% of its total assets in emerging markets. A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.
     Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.
     Lending of Portfolio Securities. Each of the California Money, Short Term High Quality Bond, California Insured Intermediate Municipal, Growth, Bond & Stock, Growth & Income, Northwest, International Growth and Emerging Growth Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trusts' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder." The Funds will not lend more than 20% of their respective total assets.
     Municipal Obligations. Municipal Obligations are securities, the interest on which qualifies for exclusion from gross income for federal income tax purposes in the opinion of bond counsel to the issuer. The three principal classifications of Municipal Obligations are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.

     Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. An AMT-Subject Bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and AMT-Subject Bonds are discussed below.
     1.General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.
     2.Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects, including; electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.
     3. AMT-Subject Bonds. AMT-Subject Bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for federal income tax purposes and if they are issued by or on behalf of public authorities to raise money to finance, for example, privately operated manufacturing or housing facilities, publicly operated airport, dock, wharf, or mass-commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.
     Municipal Commercial Paper issues typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
     Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:
     1.Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.
     2.Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.
     3.Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the notes.
     4.Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds (the "Municipal Funds") will only purchase Construction Loan Notes that are subject to GNMA or bank purchase commitments.
     From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations have been introduced before Congress. Similar proposals may be introduced in the future. If a proposal to restrict or eliminate the federal tax exemption for interest on Municipal Obligations were enacted, the availability of Municipal Obligations for investment by the Municipal Funds would be adversely affected. In such event, the Municipal Funds would reevaluate their respective investment objectives and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.
     Participation Interests. The Municipal Funds may invest in participation interests purchased from banks in floating rate or variable rate municipal obligations (such as AMT-Subject Bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the relevant Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Funds intend to purchase participation interests based upon opinions of counsel to the issuer to the effect that income from them is tax-exempt to the Fund.
     Stand-by Commitments. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a "put" option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.
     The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.
     A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 1/2 of 1% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.
     The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that the Advisor or their sub-advisor believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Advisor or its sub-advisor in accordance with procedures established by the Board of Trustees.
     A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.
SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS
     The ability of issuers to pay interest on, and repay principal of, California municipal obligations ("California Municipal Obligations") may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, (2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California. The following information constitutes only a brief summary, and is not intended as a complete description. The information has been drawn, in some cases by excerpt, from official statements relating to securities offerings of the State of California available as of the date of this Statement of Additional Information. While the information has not been independently verified by the California Money, California Municipal Fund, or California Insured Intermediate Municipal Fund (the "California Fund"), the California Fund has no reason to believe that such information is not correct in all material respects.
     Amendments to the California Constitution and Related Statutes. Since 1978 the California voters have voted to amend the California Constitution in a number of ways which could affect a governmental entity's ability to budget or raise sufficient funds to meet debt service on bonds and other obligations.
     These amendments, among other things, provide maximum limits on ad valorem taxes on real property, appropriation limits for state and local governmental entities, require new local taxes to be submitted to the electorate and make it generally more difficult for local agencies to levy and maintain fees, charges and assessments for municipal services and programs. These amendments may adversely affect the ability of issuers of California Municipal Obligations to make timely payments of principal and interest, and may adversely affect the supply of California Municipal Obligations.
     Other Relevant California Laws. A wide variety of California laws and regulations may affect, directly or indirectly, the payment of interest on, or the repayment of the principal of, California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest. The impact of such laws and regulations on particular California Municipal Obligations may vary depending upon numerous factors including, among others, the particular type of Municipal Security involved, the public purpose funded by the Municipal Security and the nature and extent of insurance or other security for payment of principal and interest on the Municipal Security. For example, California Municipal Obligations which are payable only from the revenues derived from a particular facility may be adversely affected by California laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. California Municipal Obligations, the payment of interest and principal on which is insured in whole or in part by a California governmentally created fund, may be adversely affected by California laws or regulations which restrict the aggregate insurance proceeds available for payment of principal and interest in the event of a default on such Municipal Obligations.
     Certain California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Funds may invest may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect such revenues and, consequently, payment on those California Municipal Obligations.
     Certain California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust, two of which limit the creditor's right to obtain a deficiency judgment. One of the limitations is based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires the creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.
     Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a home mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.
     In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.
     Certain California Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.
     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in any twelve month period in excess of 20% of the original amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.
     Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific California Municipal Obligations the California Money, California Municipal and California Insured Intermediate Municipal Funds will invest from time to time or predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Municipal Obligations in which the California Money, California Municipal and California Insured Intermediate Municipal Funds may invest and, therefore, on the units of the California Money, California Municipal or California Insured Intermediate Municipal Funds.
     Additional Considerations. With respect to Municipal Obligations issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trusts cannot predict what legislation, if any, may be proposed in the California State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of California Municipal Obligations for investment by the California Money, California Municipal and California Insured Intermediate Municipal Funds and the value of the Fund's investments. In such event, the Trustees would reevaluate the investment objective and policies of the California Money, California Municipal and California Insured Intermediate Municipal Funds and consider changes in its investments structure or possible dissolution.
SPECIAL CONSIDERATIONS RELATING TO FLORIDA MUNICIPAL OBLIGATIONS
     The following information constitutes only a brief summary, and does not purport to be a complete description. The information in this section is updated periodically. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. The source of the 1994-95, 1995-96 and 1996-97 figures set forth below is the Revenue and Economic Analysis Unit of the Executive Office of the Governor of the State of Florida. Such figures are preliminary and subject to change without notice.
     An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994 general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the budget stabilization fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.
     The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (i) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (ii) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994;
(iii) proceeds from the State lottery returned as prizes; (iv) receipts of the Florida Hurricane Catastrophe Fund; (v) balances carried forward from prior fiscal years; (vi) the proceeds from the sale of goods (e.g. land, buildings); or (vii) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995 and is applicable to State fiscal year 1995-96.
     It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.
     The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.
     Hurricanes continue to threaten Florida resulting in significant property damages. The 1995 hurricane season was especially active. The Fund cannot predict the impact on state finances resulting from repeated hurricane damage.
     Lower-Rated Securities. The Income, Tax-Exempt Bond, Bond & Stock, Growth & Income, Growth and Emerging Growth Funds may each invest up to 35% of their total assets, respectively, in non-investment grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality. The High Yield Fund may invest entirely in such securities and will generally invest at least 65% of its assets in such securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix to this SAI for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics.
     Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.
     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on the Advisor or its sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor or the Fund's sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.
     Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.
                            INVESTMENT RESTRICTIONS
     Certain of the Funds' and Portfolios' investment restrictions set forth below are fundamental policies. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Fund or Portfolio, if the holders of more than 50% of the outstanding shares of the Fund or Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund or Portfolio. A fundamental policy affecting a particular Fund or Portfolio may not be changed without the vote of a majority of the outstanding shares of the affected Fund or Portfolio.
     RESTRICTIONS APPLICABLE TO THE CALIFORNIA MONEY, SHORT TERM HIGH QUALITY BOND, TARGET MATURITY 2002, CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL, FLORIDA INSURED MUNICIPAL, GROWTH, INTERNATIONAL GROWTH AND EMERGING GROWTH FUNDS:
     Restrictions 1 through 16 are fundamental policies of the Funds. Investment restrictions 17 through 26 may be changed by the WM Trust II's Board of Trustees at any time, without shareholder approval.
     The above listed Funds are prohibited from:
      1. Purchasing the securities of any issuer (other than U.S. Government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation; provided that this restriction shall not apply to the California Money, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds.
      2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities; provided further that this restriction shall not apply to the California Money, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal and Growth Funds; and provided further that the Growth Fund may not own more than 10% of the outstanding voting securities of a single issuer.
      3. Purchasing securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.
      4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.
      5. Borrowing money, except that (a) the Funds may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Fund may enter into futures contracts, and (c) the Short Term High Quality Bond Fund may engage in dollar roll transactions; provided that whenever borrowings pursuant to (a) above (except that whenever borrowings pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities; and provided further that the Short Term High Quality Bond Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing).
      6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and
         (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.
      7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.
      8. Purchasing or selling real estate or interests in real estate, except that a Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.
      9. Investing in commodities, except that the Short Term High Quality Bond, California Municipal, California Insured Intermediate Municipal, Florida Insured Municipal, Growth, International Growth and Emerging Growth Funds may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.
     10. Investing in oil, gas or other mineral exploration or development programs.
     11. Making loans, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the California Municipal and Florida Insured Municipal Funds) and the entry into repurchase agreements.
     12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.
     13. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to the purchase of (a) U.S. Government securities, (b) municipal obligations issued by governments or political subdivisions of governments or (c) with respect to the California Money Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.
     14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Short Term High Quality Bond, California Insured Intermediate Municipal and Growth Funds; and provided further that (a) the International Growth and Emerging Growth Funds may purchase, write and sell covered put and call options on securities, (b) the California Municipal, Florida Insured Municipal, International Growth and Emerging Growth Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Money, California Municipal and Florida Insured Municipal Funds may acquire stand-by commitments,
         (d) the International Growth and Emerging Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.
     15. With respect to the Growth Fund, investing more than 35% of the fund's assets in non-investment grade debt securities.

     16. With respect to the Short Term High Quality Bond Fund, having a dollar-weighted average portfolio maturity in excess of five years.
     17. With respect to the Growth Fund, investing more than 25% of the Fund's assets in foreign securities.
     18. Purchasing securities that are not readily marketable if more than 10% of the net assets of a Money Fund, or more than 15% of the net assets of a Non-Money Fund, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.
     19. Investing more than 10% of its total assets in time deposits maturing in more than seven calendar days; provided that this restriction shall not apply to the Short Term High Quality Bond and Growth Funds.
     20. Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.
     21. Making investments for the purpose of exercising control or management.
     22. Purchasing or retaining securities of any company if, to the knowledge of the Company, any of the Company's officers or Trustees or any officer or director of the Advisor or a sub-advisor individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.
     23. Investing in warrants, (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.
     24. Purchasing or selling interests in real estate limited partnerships.
     25. Investing in mineral leases.
     26. Entering into Strategic Transactions otherwise prohibited by the Fund's investment restrictions or in the aggregate in excess of 25% of the Fund's net assets, for purposes other than bona fide hedging positions or that are not "covered," subject to such greater percentage limitations as may be imposed by the Advisor from time to time.
     For purposes of the investment restrictions described above, the issuer of a municipal security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction Number 13 above, AMT-Subject Bonds and Revenue Bonds, the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." The percentage limitations contained in the restrictions listed above apply at the time of purchase of securities, and shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such purchase.
     THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY WM TRUST I WITH RESPECT TO THE FUNDS WITHIN WM TRUST I AS FUNDAMENTAL POLICIES.
EACH OF THE MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS MAY NOT:
      1. invest in common stocks or other equity securities(1)
      2. borrow money for investment purposes, except that each Fund may borrow up to 5% of its total assets in emergencies, and may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;
      3. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
      4. buy or sell options;
      5. act as underwriter of securities issued by others;

      6. buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements);
      7. buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;
      8. lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the Prospectus;
      9. issue senior securities;
     10. invest more than 5%* of its total assets in the securities of any single issuer (except for the United States Government, its agencies or instrumentalities);
     11. invest more than 25%* of its total assets in securities of issuers in any single industry;
     12. invest more than 10%* of its net assets in illiquid securities;
     13. invest in companies for the purpose of exercising control.
THE MONEY MARKET FUND MAY NOT:
      1. invest in other investment companies (except as part of a merger).
THE TAX-EXEMPT MONEY MARKET FUND MAY NOT:
      1. invest more than 20%* of its assets in obligations that pay interest subject to federal alternative minimum tax.
------------------------
     * Percentage at the time the investment is made.
      (1) For purposes of determining compliance with this restriction, the Tax-Exempt Money market Fund will not consider securities of other Money market Funds to be "common stocks or other equities."
------------------------
EACH OF THE INCOME, U.S. GOVERNMENT SECURITIES AND TAX-EXEMPT BOND FUNDS MAY
NOT:
      1. invest more than 5%* of its total assets in any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;
      2. acquire more than 10%* of the voting securities of any one company;
      3. invest in any company for the purpose of management or exercising control;
      4. invest in real estate or commodities, although the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein, and the Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options;
      5. invest in oil, gas or other mineral leases;
      6. invest in securities restricted under federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;
      7. invest more than 20%* of its assets in forward commitments;
      8. invest more than 25%* of its assets in any single industry;**
      9. invest more than 15%* of its net assets in illiquid securities;
     10. buy foreign securities not payable in U.S. dollars (not applicable to the Income Fund);
     11. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
     12. invest more than 5%* of its net assets in warrants including not more than 2%* of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
     13. act as underwriter of securities issued by others;
     14. borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and, except for the Tax-Exempt Bond Fund, may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date;
     15. lend money (except for the execution of repurchase agreements);

     16. buy or sell put or call options;
     17. issue senior securities.
     In addition,
THE U.S. GOVERNMENT SECURITIES FUND MAY NOT:
      1. invest less than 80%* of its assets in obligations guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations.
THE TAX-EXEMPT BOND FUND MAY NOT:
      1. buy or hold securities which directors or officers of the Fund or the Advisor hold more than .50% of the outstanding securities.
THE U.S. GOVERNMENT SECURITIES AND INCOME FUNDS MAY NOT:
      1. invest in other investment companies (except as part of a merger).
THE U.S. GOVERNMENT SECURITIES AND TAX-EXEMPT BOND FUNDS MAY NOT:
      1. buy common stocks or other equity securities, except that the Tax-Exempt Bond Fund may invest in other investment companies.
------------------------
      * Percentage at the time the investment is made.
     ** It is a policy of the Income Fund to consider electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of the Tax-Exempt Bond Fund to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.
THE HIGH YIELD FUND MAY NOT:
      1. invest more than 5% of its total assets in any single issuer other than U.S. Government Securities, except that up to 25% of the Fund's assets may be invested without regard to this 5% limitation;
      2. acquire more than 10% of the voting securities of any one company;
      3. invest in real estate** or commodities;
      4. invest in oil, gas or other mineral leases;
      5. invest more than 25% or more of its assets in any single industry;*
      6. buy securities on margin, mortgage or pledge its securities;
      7. act as underwriter of securities issued by others;
      8. borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);
      9. lend money (except for the execution of repurchase agreements);
     10. issues senior securities.
------------------------
      * Percentage at the time the investment is made.
     ** This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. EACH OF THE BOND & STOCK, GROWTH & INCOME AND NORTHWEST FUNDS MAY NOT:
      1. invest more than 5%* of its total assets in securities of any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;
      2. acquire more than 10%* of the voting securities of any one company;
      3. invest in any company for the purpose of management or exercising control;
      4. invest in real estate (except publicly traded real estate investment trusts);
      5. invest in commodities;
      6. invest in oil, gas or other mineral leases;
      7. invest in other investment companies (except as part of a merger);
      8. invest more than 20%* of its total assets in forward commitments or repurchase agreements;
      9. invest more than 25%* of its total assets in any single industry;
     10. act as underwriter of securities issued by others;

     11. borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);
     12. lend money (except for the execution of repurchase agreements);
     13. issue senior securities;
     14. buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;
     15. buy or sell futures-related securities;
     16. invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);
     17. invest more than 15%* of its net assets in illiquid securities;
     18. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;
     19. invest more than 5%* of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
     20. invest more than 25%* of its total assets in foreign securities and then only in U.S. dollar-denominated foreign securities.
------------------------
     * Percentage at the time the investment is made.
     THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY THE WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS WITH RESPECT TO THE PORTFOLIOS AS FUNDAMENTAL POLICIES.
     EACH OF THE STRATEGIC GROWTH, CONSERVATIVE GROWTH, BALANCED, FLEXIBLE INCOME AND INCOME PORTFOLIOS WILL NOT
      1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);
      2. purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;
      3. make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;
      4. (i) purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;
      5. issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;
      6. will not borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;
      7. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and
      8. write or acquire options or interests in oil, gas or other mineral exploration or development programs.
                               PORTFOLIO TURNOVER
     The Money Funds attempt to increase yields by trading to take advantage of short-term market variations, which result in high portfolio turnover and high transactions costs. The Short Term High Quality Bond, Target Maturity 2002, U.S. Government Securities, Income and High Yield Funds, the Tax-Exempt

Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds and the Bond & Stock, Growth & Income, Growth, International Growth, Northwest and Emerging Growth Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.
     Under certain market conditions, the Short Term High Quality Bond, California Insured Intermediate Municipal, Growth, International Growth or Emerging Growth Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. During fiscal year 1998, each of the California Municipal, Emerging Growth and International Growth Funds experienced a significant increase in portfolio turnover rate from fiscal year 1997. The California Municipal Fund rose to 87% from 36%, the Emerging Growth Fund rose to 112% from 87% and the International Growth Fund rose to 118% from 67%. In addition, the Northwest Fund experienced a significant increase in its portfolio turnover rate for the fiscal year ended 10/31/97, when the Fund's portfolio turnover rate increased to 42% versus the 9% it experienced for the fiscal year ended 10/31/96.
     Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.
                             PORTFOLIO TRANSACTIONS
     Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by the Advisor or the relevant sub-advisor, which also is responsible for placing these transactions, subject to the overall review of the Trusts' Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by the Advisor or the sub-advisor, investments of the type the Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Advisor or the sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or the sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
     Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
     In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, the Advisor or the Fund's sub-advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor and each sub-advisor will consider the factors that the Advisor or the sub-advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement among the Trusts authorizes the Advisor, and a sub-advisory agreement authorizes the sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trusts, the other Funds and/or other accounts over which the Advisor, the sub-advisor or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trusts, the Advisor and the sub-advisors are not reduced by reason of their receiving such brokerage and research services. The Trusts' Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trusts.
     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trusts' Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or the Fund's sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.
     For the years set forth below, the WM Trust I and WM Trust II Funds paid the following brokerage commissions:
                        TOTAL BROKERAGE COMMISSIONS PAID

                                         OCTOBER       JUNE
FUND                                       1998        1998        1997       1996       1995
----                                     --------   ----------   --------   --------   --------
Money Market Fund*.....................       n/a          n/a   $      0   $      0   $      0
Tax-Exempt Money Market................       n/a          n/a          0          0      7,320
California Money Fund***...............       n/a   $        0          0          0    757,574
Short Term High Quality Bond Fund***...       n/a        3,616      6,064     20,378          0
Target Maturity 2002 Fund***...........       n/a            0          0          0          0
U.S. Government Securities Fund*.......       n/a          n/a          0          0          0
Income Fund*...........................  $    n/a          n/a          0          0          0
High Yield Fund........................  $    757          n/a        n/a        n/a        n/a
Tax-Exempt Bond Fund*..................       n/a          n/a          0          0          0
California Municipal Fund***...........       n/a            0          0     20,982          0
California Insured Intermediate
  Municipal Fund.......................       n/a        4,277      7,102          0          0
Florida Insured Municipal Fund***......       n/a        1,905      7,935          0          0
Bond & Stock Fund**....................   200,832          n/a    307,372    199,663          0
Growth & Income Fund**.................   643,715          n/a    502,372    292,486    635,228
Northwest Fund**.......................    59,090          n/a     98,599    123,164    583,298
Growth Fund***.........................    63,900      208,497    616,898    723,100          0
Emerging Growth Fund***................    29,914      387,993    480,975    849,149          0
International Growth Fund***...........    47,507    1,036,609    696,191    860,863          0

---------------
*   Fiscal year changed from 12/31 to 10/31 as of 10/31/98
**  Fiscal year ended 10/31
*** Fiscal year changed from 6/30 to 10/31/98

                                                                                      TOTAL AMOUNT OF
                                                                                    TRANSACTIONS WHERE
                                                 TOTAL BROKERAGE COMMISSIONS       BROKERAGE COMMISSIONS
                                                PAID TO BROKERS THAT PROVIDED    WERE PAID TO BROKERS THAT
                                                          RESEARCH                   PROVIDED RESEARCH
                                                -----------------------------    -------------------------
                                                         FISCAL YEAR                    FISCAL YEAR
                     FUND                              ENDED 10/31/98                 ENDED 10/31/98
                     ----                       -----------------------------    -------------------------
Money Market Fund.............................             $      0                    $          0
Tax-Exempt Money Market Fund..................                    0                               0
California Money Fund.........................                    0                               0
Short Term High Quality Bond Fund.............                    0                               0
Target Maturity 2002 Fund.....................                    0                               0
U.S. Government Securities Fund...............                    0                               0
Income Fund...................................                    0                               0
High Yield Fund...............................                  532                         908,340
Tax-Exempt Bond Fund..........................                    0                               0
California Municipal Fund.....................                    0                               0
California Insured Intermediate Municipal
  Fund........................................                    0                               0
Florida Insured Municipal Fund................                    0                               0
Bond & Stock Fund.............................              156,381                     417,622,683
Growth & Income Fund..........................              535,202                     273,339,011
Northwest Fund................................               38,764                      28,101,571
Growth Fund...................................               63,900                      50,772,029
Emerging Growth Fund..........................                8,799                       4,649,707
International Growth Fund.....................               47,507                         463,901

     WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act) which they have acquired during their most recent fiscal years. As of December 31, 1998, none of the Funds held any securities of any "regular broker or dealer" of the Trusts or Portfolios.
                                NET ASSET VALUE
     The Trusts will calculate the net asset value of the Funds' Class A, Class B, Class I and Class S shares as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time), Monday through Friday, exclusive of national business holidays. The Trusts will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
     A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. Government Securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Funds are also valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York Time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.
     Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments), including Municipal Obligations, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more Pricing

Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.
     Valuation of the Money Funds. The valuation of the portfolio securities of the Money Funds is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.
     The use by the Money Funds of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Funds must maintain dollar-weighted average portfolio maturities of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Board of Trustees of the Trusts to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.
     In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trusts to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.
                          HOW TO BUY AND REDEEM SHARES
     Class A, Class B, Class I and Class S shares of the Funds may be purchased and redeemed in the manner described in the Prospectus and in this SAI. Class I shares are currently offered and sold only to the Portfolios.
COMPUTATION OF PUBLIC OFFERING PRICES
     The Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus. The public offering price per Class B, Class I or Class S share of the Funds is equal to the net asset value next computed after receipt of a purchase order.
     An illustration of the computation of the public offering price per share of each Fund and Portfolio is contained in the financial statements incorporated herein by reference.
     Commissions on NAV Sales. The Distributor pays authorized dealers commissions of up to 1% on purchases of Class A shares at net asset value that are (i) part of a purchase of $1 million or more or (ii) sold to qualified employee benefit plans (including SEPs and SIMPLEs) that have more than 100 participants or that have more than $500,000 invested in the WM Group of Funds. PAYMENT IN SECURITIES
     In addition to cash, the Funds and Portfolios may accept securities as payment for Fund or Portfolio shares at the applicable net asset value. Generally, the Funds and Portfolios will only consider accepting securities to increase their holding in a portfolio security or if WM Advisors determines that the offered securities are a suitable investment for the Fund or Portfolio and in a sufficient amount for efficient management.
     While no minimum has been established, the Funds and Portfolios may decide not to accept securities as payment for shares at their discretion. The Funds and Portfolios may reject in whole or in part any or all offers to pay for purchasers of shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for shares at any time without notice. The Funds and Portfolios will value accepted securities in the manner described in the section "Net Asset Value" for valuing shares of the Funds and Portfolios. The Funds and Portfolios will only accept securities which are delivered in proper form. The acceptance of securities by certain of the Funds or Portfolios in exchange for shares is subject to additional requirements. For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund or Portfolio shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact WM Shareholder Services at 1-800-222-5852. Investors should not send securities to the Funds and Portfolios except when authorized to do so and in accordance with specific instructions received from WM Shareholder Services. REDEMPTIONS
     The procedures for redemption of Class A, Class B and Class S shares of each Fund and Portfolio are summarized in the Prospectus under "How to Sell Shares." The right of redemption of Class A, Class B and Class S shares of a Fund and Class A and Class B of a Portfolio may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of shareholders.
     Certain Waivers of the Contingent Deferred Sales Charges. Contingent deferred sales charges (each, a "CDSC") imposed upon redemptions of Class A, Class B and Class S shares will be waived in certain instances.
     Application of Class A Shares CDSC. The Class A CDSC of 1.0% or 0.5% may be imposed on certain redemptions within one or two years of purchase, respectively, with respect to Class A shares (i) purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more, or (ii) acquired, including Class A shares of a Money Fund acquired, through an exchange for Class A shares of a Non-Money Fund purchased at NAV without a sales charge at time of purchase due to purchases of $1 million or more. The CDSCs for Class A shares are calculated on the lower of the shares' cost or current net asset value, and in determining whether the CDSC is payable, the Funds will first redeem shares not subject to any CDSC.
     With respect to certain investors who purchase Class A shares through an authorized dealer and who receive a waiver of the entire initial sales charge on Class A shares because the Class A shares where purchased through a plan qualified under Section 401(k) of the Code ("401(k) Plan") or through a plan qualified under Section 403(b) of the Code ("403(b) Plan") or who hold Class A shares of a Money Fund that were acquired through an exchange for Non-Money Fund Class A shares that were purchased at NAV through one of such plans, a CDSC of 1% may be imposed on the amount that was invested through the plan in such Class A shares and that is redeemed (i) if, within the first two years after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant in a 403(b) Plan within two years of the plan participant's purchase of such Class A shares. This CDSC will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant). See "How to Buy and Redeem Shares" in the SAI.
     Waivers of Class A Shares CDSC. The Class A CDSC is waived for redemptions of Class A shares (i) that are part of exchanges for Class A shares of other Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; (vi) in connection with certain involuntary distributions;
(vii) for systematic withdrawals in amounts of 1% or less per month; and (viii) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A shares of the Fund. See "How to Buy and Redeem Shares" in the SAI.
     For purposes of the waivers described in such section of the Prospectus, a person will be deemed "disabled" only if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration.
     Deferred Sales Charge Alternative: Class B and Class S Shares. If you choose the deferred sales charge alternative, you will purchase Class B shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares of the Short Term High Quality Bond Fund that are redeemed within four years of purchase, and Class B shares of the remaining Funds and Portfolios that are redeemed within five years of purchase, however, will be subject to a CDSC as described below. CDSC payments and distribution fees on Class B shares may be used to fund commissions payable to Authorized Dealers.
     No charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding four or five years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the lesser of (1) the NAV of the shares at the time of purchase or
(2) the NAV of the shares at the time of redemption. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed, according to the following tables:

                                                CLASS B SHARES OF ALL FUNDS OF WM
                                               TRUST II (EXCEPT FOR THE SHORT TERM
                                                           HIGH QUALITY
 CLASS B SHARES OF ALL FUNDS (EXCEPT FOR        BOND FUND), PORTFOLIOS AND CLASS S
    THE SHORT TERM HIGH QUALITY BOND                          SHARES
 FUND) AND PORTFOLIOS AND CLASS S SHARES     OF ALL FUNDS PURCHASED BEFORE MARCH 20,
 OF ALL FUNDS PURCHASED AFTER MARCH 20,     1998, AND SHARES OF THE FUNDS RECEIVED IN        CLASS B SHARES OF ALL FUNDS OF
  1998 (OTHER THAN SHARES OF THE FUNDS         CONNECTION WITH THE MERGER OF OTHER       WM TRUST I PURCHASED BEFORE MARCH 20,
RECEIVED IN CONNECTION WITH THE MERGER OF                     MUTUAL                        1998(2) AND THE SHORT TERM HIGH
 OTHER MUTUAL FUNDS INTO CERTAIN FUNDS)             FUNDS INTO CERTAIN FUNDS.                      QUALITY BOND FUND
-----------------------------------------   ------------------------------------------   --------------------------------------
        YEAR OF             CONTINGENT              YEAR OF             CONTINGENT              YEAR OF           CONTINGENT
       REDEMPTION            DEFERRED             REDEMPTION             DEFERRED             REDEMPTION           DEFERRED
     AFTER PURCHASE        SALES CHARGE         AFTER PURCHASE         SALES CHARGE         AFTER PURCHASE       SALES CHARGE
     --------------       ---------------       --------------       -----------------      --------------      ---------------
First.................         5.00%        First...............           5.00%         First..............         4.00%
Second................         4.00%        Second..............           4.00%         Second.............         3.00%
Third.................         3.00%        Third...............           3.00%         Third..............         2.00%
Fourth................         2.00%        Fourth..............           3.00%         Fourth.............         1.00%
Fifth.................         1.00%        Fifth...............           2.00%         Fifth and following..          0%
Sixth and following...         0.00%        Sixth...............           1.00%
                                            Seventh and                    0.00%
                                            following...........

---------------
(2) Class B shares of the U.S. Government Securities, Income and Tax-Exempt Bond Funds purchased prior to March 15, 1996, and Class B shares of the Growth & Income, Bond & Stock and Northwest Funds purchased prior to January 15, 1996, are subject to a contingent deferred sales charge of 3% if redeemed the first or second year after purchase, 2% in the third or fourth year, 1% in the fifth year, and 0% in year six.
     For these purposes, all purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B shares, a Fund will first redeem Class B shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.
     The Trusts will adopt procedures to convert Class B shares, without payment of any sales charges, into Class A shares, which have lower distribution fees, after the passage of a number of years after purchase. Such conversion may occur in approximately eight years. Those shares of the former Griffin Funds purchased prior to the merger with the WM Group of Funds may convert in approximately six years.
     The conversion of Class B shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or a determination by the Board of Trustees, after consultation with legal counsel, that such conversion will not be subject to federal income tax. There can not be any assurance that a ruling or determination will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     Waivers of Class B CDSCS. For each of the WM Trust II Funds purchased prior to March 20, 1998, no CDSCs will be assessed on redemptions of Class B shares in the case of systematic withdrawals in amounts of 1% or less per month; death of the shareholder; and redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder or attainment of age 70 1/2, from IRAs. The foregoing waivers may be changed at any time. For waivers with respect to each of the other Funds and Portfolios, or for shares of the WM Trust II Funds purchased on or after March 20, 1998, see the Prospectus.
     Distributions In Kind. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trusts may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.
     Systematic Withdrawal Plan. As described in the Prospectus, a Systematic Withdrawal Plan may be established by a shareholder who owns either Class A or Class B shares of a Fund with a value exceeding $5,000 and who wishes to receive specific amounts of cash periodically. Monthly, quarterly, semiannual or annual withdrawals in a minimum amount of $100 may be made under the Systematic Withdrawal Plan by redeeming as many shares of the Fund or Portfolio as may be necessary to cover the stipulated withdrawal payment. The CDSC on Class B shares is waived for withdrawals under a Systematic Withdrawal Plan that meets certain conditions as described in "Buying Class B [or Class S] shares -- Contingent deferred sales charge" in the Prospectus. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund or Portfolio, there will be a reduction in the value of the shareholder's investment in the relevant class of the Fund or Portfolio and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund or Portfolio. For additional information regarding the Systematic Withdrawal Plan, write to the WM Group of Funds at Suite 300, 1201 Third Avenue, Suite 1400, Seattle, Washington 98101 or call the Trust at 800-222-5852.
     Check Redemption Privilege. Checkwriting is available for the Class A shares of the Money Funds only. Checks to redeem shares of any of the Money Funds are drawn on the account of the Fund at Boston Safe and shareholders will be subject to the same rules and regulations that Boston Safe applies to checking accounts and, will have the same rights and duties with respect to stop payment orders, "stale" checks, and unauthorized endorsements as bank checking account customers do under Massachusetts Uniform Commercial Code. All notices with regard to those rights and duties must be given to Boston Safe.
                             HOW TO EXCHANGE SHARES
     You may exchange shares of any of the Funds or Portfolios for shares of the same class of any other of the Funds or Portfolios. Exchanges of shares are sales and may result in a gain or loss for income tax purposes.
     Exchanges are made at the relative NAVs of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Fund originally purchased. Shares exchanged from Money Fund will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Fund that imposes an initial or contingent deferred sales charge.
     All exchanges are subject to the minimum investment requirements of the Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds or Portfolios reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund or Portfolios and, consequently, may be disallowed.
                            PERFORMANCE INFORMATION
YIELD
     Money Funds. From time to time, advertisements or shareholder reports concerning the Money Funds may describe yield and effective yield. The yield of a Money Fund refers to the income generated by an investment in the Fund over a 7-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Effective yield will generally be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
     Fixed-Income and Municipal Funds. From time to time, the Fixed-Income and Municipal Funds may advertise 30-day yield. The 30-day yield of each of these Funds refers to the income generated by an investment in such Fund over the 30-day period identified in the advertisement, and is computed by dividing the net investment income per share earned by the Fund during the period by the maximum public offering price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum public offering price. In addition, these Funds may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the public offering price per share.
                     STRATEGIC ASSET MANAGEMENT PORTFOLIOS
     In the Risk/Return Summary of the Prospectus, each of the Portfolio's performance is compared to a capital Mixed Benchmark. Each such benchmark is a blended mix of component indices. Descriptions of each such component index are as follows:
     -- The Salomon Brothers U.S. 90-Day T-Bill Index measures performance of
        U.S. Treasury Bills with maturities of three months.
     -- The Lehman Brothers Mutual Fund (1-5) Government/Corporate Index represents all U.S. Government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to five years.
     -- The Lehman Brothers Mortgage-Backed Securities Index includes 15- and
        30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association (FNMA). Balloons are included in the index; graduated payment mortgages (GPMs), buydowns, manufactured home mortgages, and graduated equity mortgages
        (GEMs) are not.
     -- The Lehman Brothers BAA Long-Term Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible BAA rated, dollar-denominated, SEC-registered corporate debt with maturities greater than ten years.
     -- The Lehman Brothers Aggregate Index is an all-inclusive bond index which contains government, corporate, mortgage and asset-backed securities.
     -- The Standard & Poor's 500 Composite Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy and all economic sectors.
     -- The Russell 2000 Index measures the performance of the 2,000 smallest companies (approximately 10% of the total market capitalization) of the Russell 3000 Index.
     -- The Russell 2000 Growth Index measures the performance of the companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000 Index.
     -- The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
     -- The Morgan Stanley Capital International (MSCI) Europe, Australasia, and
        The Far East Plus Emerging Markets Free Index is a market capitalization weighted index composed of companies representative of the market structure of 48 developed and emerging market countries. The index is calculated with gross dividends reinvested and in United States dollars.
     Tax-Equivalent Yield. The Municipal Funds, the California Money Fund and the Tax-Exempt Money Market Fund may also quote tax-equivalent yield. Tax-equivalent yield shows the taxable yields an investor would have to earn before taxes to equal the Funds' tax-free yield. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus the sum of a stated federal and applicable state tax rate, based upon the highest marginal tax rate and adjusted for the federal deduction of state taxes paid. To the extent that particular investor is not subject to the highest marginal tax rate, the tax-equivalent yield experienced by the investor will be lower than the tax-equivalent yield quoted by the Fund. If only a portion of a Fund's income is tax-exempt, only that portion is adjusted in the calculation.

TOTAL RETURN
     From time to time, a Fund may advertise its average annual total return over various periods. Such total return figures reflect a deduction or any front end sales charge or contingent deferred sales charge and show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the fund during the period were reinvested. Figures will be given for recent one-, five-, and ten-year periods (or from commencement of the Fund's operations) and may be given for other periods.
ADDITIONAL PERFORMANCE QUOTATIONS
     Advertisements of total return may also show total return without giving effect to sales charges. Similarly, a Fund may provide yield quotations in investor communications based on the Fund's NAV (rather than its public offering price) on the last day of the period covered by the yield computation. Because these additional quotations will not reflect the maximum sales charge payable, such performance quotations will be higher than the performance quotations that include the maximum sales charge.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT A PREDICTION OF FUTURE PERFORMANCE
     Performance information is computed separately for each class of shares. Because Class B shares bear the expense of the higher distribution and service fees, it is expected that performance for such shares will be lower than that for a Fund's Class A shares.
OBTAINING PERFORMANCE INFORMATION
     Each Fund's strategies, performance, and holdings are detailed twice a year in Fund reports, which are sent to all shareholders. The SAI describes the methods used to determine a Fund's performance. Shareholders may call 800-222-5852 for performance information.
                          DETERMINATION OF PERFORMANCE
     From time to time, the Trusts may quote the performance of a Fund's or Portfolio's Class A, Class B and Class S shares in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material. The yield for the Class A, Class B and Class S shares of the Money Funds is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in each Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted,
(2) subtracting a hypothetical change reflecting deductions from shareholder accounts, (3) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (4) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation or depreciation. In addition, the Money Funds may calculate a compounded effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.
     The current yield for the Money Funds and the Target Maturity 2002 Fund may be obtained by calling 800-222-5852. For the seven-day period ended June 30, 1998, the yield for the outstanding shares of the California Money Fund that are treated as Class A shares was 2.51% and the effective yield of such shares of that Fund for the same period was 2.54%. The California Money and Tax-Exempt Money Market Funds may also calculate their tax equivalent yields as described below.
     The Municipal Funds and Fixed-Income Funds may quote a 30-day yield figure (the "SEC Yield") which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:
                                     YIELD = 2 [(A-B + 1)(6)-1]

                                             -----------
                                             CD

Where:  a      =  dividends and interest earned during the period.
        b      =  expenses accrued for the period (net of reimbursement).
        c      =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d      =  the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Municipal and Fixed-Income Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.
     Based on the foregoing calculation, the SEC Yields relating to the outstanding shares treated as Class A shares for the 30-day period ended 10/31/98 are as follows:

FUND                                                          YIELD
----                                                          ------
Short Term High Quality Bond Fund...........................   4.71%
Target Maturity 2002 Fund...................................   3.92%
U.S. Government Securities Fund.............................   5.44%
Income Fund.................................................   6.12%
High Yield Fund.............................................  10.32%
Tax-Exempt Bond Fund........................................   4.05%
California Municipal Fund...................................   3.97%
California Insured Intermediate Municipal Fund..............   3.25%
Florida Insured Municipal Fund..............................   3.90%
Income Portfolio............................................   6.12%
Flexible Income Portfolio...................................   3.56%
Balanced Portfolio..........................................   1.31%

     In addition, the Fund or Portfolio may quote a 30-day yield based on actual distributions during a 30-day period that is computed by dividing the net investment income per share earned by the Fund or Portfolio during the period by the maximum Public Offering Price per share on the last day of the 30-day period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum Public Offering Price. In addition, the Municipal Funds, the Fixed-Income Funds and the Income, Flexible Income and Balanced Portfolios may advertise a similar 30-day yield computed in the same manner except that the NAV per share is used in place of the Public Offering Price per share. These 30-day average yields for the period ended October 31, 1998 for the Class A shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds and the Income, Flexible Income and Balanced Portfolios were 5.22%, 5.35%, 4.35%, 4.82%, 5.61%, 3.59%, and 0.64%, respectively. Yields for the same period for the Short Term High Quality Bond, Target Maturity 2002, U.S. Government Securities, Income and High Yield funds were 5.19%, n/a%, 5.81%, 6.66% and 10.77% respectively.
     The tax equivalent yield for the Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent yields for the outstanding shares of the Tax-Exempt Money Market and California Money Fund, that are treated as Class A shares, for the 7-day period ended October 31, 1998 were 4.75% and 4.42%, respectively. The tax equivalent SEC 30-day yields for the period ended October 31, 1997 for the outstanding shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, and Florida Insured Municipal Funds were 6.71%, 6.79%, 6.36% and 6.46%, respectively. The tax equivalent yield based on the 30-day average yield for the period ended October 31, 1997 for the outstanding shares of the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds were 8.64%, 10.47%, 8.92% and 6.71%, respectively. Tax-equivalent yields assume the payment of federal income taxes at a rate of 39.6% and, if applicable, California state income taxes at a rate of 9.30%.
     Capital appreciation for Class A, Class B and Class S shares of the Municipal, Fixed-Income and the Equity Funds and the Portfolios (Class A and Class B shares) shows principal changes for the period shown, and total return combines principal changes and dividend and interest income reinvested for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period. Actual distributions include short-term capital gains derived from option writing or other sources. The period selected for performance data will depend upon the purpose of reporting the performance.
     The total return of the Funds' and the Portfolios' (Class A and Class B shares) Class A, Class B and Class S shares may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for Class A, Class B and Class S shares of the Fixed-Income and Equity Funds and the Portfolios (Class A and Class B shares) will be computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
                                P(1+T)(N) = ERV

Where:  P       =   a hypothetical initial payment of $1,000
        T       =   average annual total return/aggregate total return
        n       =   number of years
        ERV     =   Ending Redeemable Value of a hypothetical $1,000 payment
                    made at the beginning of the 1, 5 or 10 years (or other)
                    periods or the life of the Fund

     The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return =   (ERV)  - 1
                           -----
                             P

     The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts. In addition, with respect to Class A shares, the maximum sales charge is deducted from the initial $1,000 payment (variable "P" in the formula).
     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.
     The average annual rates of return (unless otherwise noted) for the Funds for the one-year, five-year and ten-year periods and for the period since inception in each case ended October 31, 1998 are as follows:

                                                                                               AGGREGATE
                                                                                            TOTAL RETURN FOR
                                                                                  SINCE     TEN YEAR PERIOD
                                                                                  DATE      OR FROM DATE OF
                                                                                   OF        INCEPTION, IF
          FUND AND INCEPTION DATE             ONE YEAR   FIVE YEAR   TEN YEAR   INCEPTION       SHORTER
          -----------------------             --------   ---------   --------   ---------   ----------------
SHORT TERM HIGH QUALITY BOND FUND
  CLASS A SHARES 11/1/93
     Adjusted for Maximum Sales Charge......     3.09%      4.03%       N/A         4.03%         26.22%
     Not Adjusted for Sales Charge..........     6.63%      4.77%       N/A         4.77%         21.85%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     1.84%       N/A        N/A         4.91%         23.13%
     Not Adjusted for Sales Charge..........     5.84%       N/A        N/A         4.91%         23.13%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     0.84%       N/A        N/A         4.72%         22.14%
     Not Adjusted for Sales Charge..........     5.84%       N/A        N/A         4.91%         23.14%
TARGET MATURITY 2002 FUND
  CLASS A SHARES 3/20/95
     Adjusted for Maximum Sales Charge......    10.14%       N/A        N/A         9.12%         37.11%
     Not Adjusted for Sales Charge..........    12.40%       N/A        N/A         9.72%         39.85%
CALIFORNIA MONEY FUND
  CLASS A SHARES 6/30/94
     Not Adjusted for Maximum Sales
       Charge...............................     0.49%      1.81%       N/A         1.81%         32.87%
  CLASS B SHARES --
     Not Adjusted for Maximum Sales
       Charge...............................     0.63%       N/A        N/A         2.04%          9.05%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......    -3.20%       N/A        N/A         1.81%          8.08%
     Not Adjusted for Sales Charge..........     0.66%       N/A        N/A         2.04%          9.08%
U.S. GOVERNMENT SECURITIES FUND
  CLASS A SHARES
     Adjusted for Maximum Sales Charge......     3.11%      5.28%      7.65%         N/A         235.59%
     Not Adjusted for Sales Charge..........     7.99%      6.26%      8.15%         N/A         251.37%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge......     2.00%       N/A        N/A         0.07%         34.92%
     Not Adjusted for Sales Charge..........     7.00%       N/A        N/A         6.92%         35.92%

                                                                                               AGGREGATE
                                                                                            TOTAL RETURN FOR
                                                                                  SINCE     TEN YEAR PERIOD
                                                                                  DATE      OR FROM DATE OF
                                                                                   OF        INCEPTION, IF
          FUND AND INCEPTION DATE             ONE YEAR   FIVE YEAR   TEN YEAR   INCEPTION       SHORTER
          -----------------------             --------   ---------   --------   ---------   ----------------
  CLASS S SHARES 3/23/98
     Adjusted for Maximum Sales Charge......      N/A        N/A        N/A        -0.65%         -0.65%
     Not Adjusted for Sales Charge..........      N/A        N/A        N/A         4.35%          4.35%
INCOME FUND
  CLASS A SHARES
     Adjusted for Maximum Sales Charge......     1.21%      5.66%      7.88%         N/A         xxx.xx%
     Not Adjusted for Sales Charge..........     6.00%      6.64%      8.38%         N/A         xxx.xx%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge......     0.20%       N/A        N/A         7.33%         38.37%
     Not Adjusted for Sales Charge..........     5.17%       N/A        N/A         7.50%         39.37%
  CLASS S SHARES 3/23/98
     Adjusted for Maximum Sales Charge......      N/A        N/A        N/A        -2.73%         -2.73%
     Not Adjusted for Sales Charge..........      N/A        N/A        N/A         2.20%          2.20%
TAX-EXEMPT BOND FUND
  CLASS A SHARES
     Adjusted for Maximum Sales Charge......     2.16%      4.35%      6.90%         N/A         267.00%
     Not Adjusted for Sales Charge..........     7.03%      5.30%      7.39%         N/A         284.50%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge......     1.17%       N/A        N/A         5.96%         30.41%
     Not Adjusted for Sales Charge..........     6.17%       N/A        N/A         6.13%         31.41%
  CLASS S SHARES 3/23/98
     Adjusted for Maximum Sales Charge......      N/A        N/A        N/A        -1.73%         -1.73%
     Not Adjusted for Sales Charge..........      N/A        N/A        N/A         3.27%          3.27%
CALIFORNIA MUNICIPAL FUND
  CLASS A SHARES 7/25/89
     Adjusted for Maximum Sales Charge......     2.92%      4.70%       N/A         6.98%         86.89%
     Not Adjusted for Sales Charge..........     7.80%      5.67%       N/A         7.51%         95.67%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     2.00%       N/A        N/A         7.07%         34.50%
     Not Adjusted for Sales Charge..........     7.00%       N/A        N/A         7.26%         35.50%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     2.00%       N/A        N/A         7.07%         30.70%
     Not Adjusted for Sales Charge..........     7.00%       N/A        N/A         7.26%         36.84%
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL
  FUND
  CLASS A SHARES 4/4/94
     Adjusted for Maximum Sales Charge......     2.03%       N/A        N/A         5.24%         30.70%
     Not Adjusted for Sales Charge..........     6.81%       N/A        N/A         6.14%         36.84%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     1.01%       N/A        N/A         6.33%         30.51%
     Not Adjusted for Sales Charge..........     6.01%       N/A        N/A         6.52%         31.51%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     1.01%       N/A        N/A         6.33%         30.51%
     Not Adjusted for Sales Charge..........     6.01%       N/A        N/A         6.52%         31.51%
FLORIDA INSURED MUNICIPAL FUND
  CLASS A SHARES 6/7/93
     Adjusted for Maximum Sales Charge......     3.12%      4.55%       N/A         5.24%        30.707%
     Not Adjusted for Sales Charge..........     7.97%      5.52%       N/A         6.14%         36.84%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     2.17%       N/A        N/A         6.97%         33.93%
     Not Adjusted for Sales Charge..........     7.17%       N/A        N/A         7.15%         34.93%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......     2.17%       N/A        N/A         6.97%         33.93%
     Not Adjusted for Sales Charge..........     7.17%       N/A        N/A         7.15%         34.93%
BOND & STOCK FUND
  CLASS A SHARES
     Adjusted for Maximum Sales Charge......    -1.70%     10.78%     10.50%         N/A         152.71%
     Not Adjusted for Sales Charge..........     4.03%     12.04%     11.12%         N/A         161.68%

                                                                                               AGGREGATE
                                                                                            TOTAL RETURN FOR
                                                                                  SINCE     TEN YEAR PERIOD
                                                                                  DATE      OR FROM DATE OF
                                                                                   OF        INCEPTION, IF
          FUND AND INCEPTION DATE             ONE YEAR   FIVE YEAR   TEN YEAR   INCEPTION       SHORTER
          -----------------------             --------   ---------   --------   ---------   ----------------
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge......    -1.22%       N/A        N/A        12.94%         74.81%
     Not Adjusted for Sales Charge..........     3.12%       N/A        N/A        13.08%         75.81%
  CLASS S SHARES 5/06/98
     Adjusted for Maximum Sales Charge......      N/A        N/A        N/A       -10.87%        -10.87%
     Not Adjusted for Sales Charge..........      N/A        N/A        N/A        -6.25%         -6.25%
GROWTH & INCOME FUND
  CLASS A SHARES
     Adjusted for Maximum Sales Charge......     1.48%     16.66%     12.27%         N/A         143.22%
     Not Adjusted for Sales Charge..........     7.38%     17.99%     13.37%         N/A         151.67%
  CLASS B SHARES 3/30/94
     Adjusted for Maximum Sales Charge......     1.86%       N/A        N/A        18.21%        115.36%
     Not Adjusted for Sales Charge..........     6.50%       N/A        N/A        18.33%        116.36%
  CLASS S SHARES 3/23/98
     Adjusted for Maximum Sales Charge......      N/A        N/A        N/A       -11.49%        -11.49%
     Not Adjusted for Sales Charge..........      N/A        N/A        N/A        -6.83%         -6.83%
GROWTH FUND
  CLASS A SHARES 4/5/93
     Adjusted for Maximum Sales Charge......    15.68%     16.00%       N/A        17.15%        141.57%
     Not Adjusted for Sales Charge..........    22.43%     17.32%       N/A        18.34%        155.58%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge......    16.56%       N/A        N/A        21.15%        129.81%
     Not Adjusted for Sales Charge..........    21.57%       N/A        N/A        21.27%        130.81%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......    16.47%       N/A        N/A        21.14%        129.73%
     Not Adjusted for Sales Charge..........    21.47%       N/A        N/A        21.26%        130.73%
INTERNATIONAL GROWTH FUND
  CLASS A SHARES 7/18/90
     Adjusted for Maximum Sales Charge......   -11.23%     -0.17%       N/A         1.13%          9.75%
     Not Adjusted for Sales Charge..........    -6.07%      0.97%       N/A         1.82%         16.11%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge......   -11.09%       N/A        N/A         0.07%          0.32%
     Not Adjusted for Sales Charge..........    -6.88%       N/A        N/A         0.26%          1.13%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......   -11.15%       N/A        N/A         0.04%          0.16%
     Not Adjusted for Sales Charge..........    -6.92%       N/A        N/A         0.23%          0.98%
NORTHWEST FUND
  CLASS A SHARES
     Adjusted for Maximum Sales Charge......   -10.05%     13.39%     14.12%         N/A         366.79%
EMERGING GROWTH FUND
  CLASS A SHARES 7/18/90
     Adjusted for Maximum Sales Charge......   -16.31%      6.57%       N/A         9.56%        113.12%
     Not Adjusted for Sales Charge..........   -11.45%      7.78%       N/A        10.31%        125.48%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge......   -16.35%       N/A        N/A         9.35%         47.32%
     Not Adjusted for Sales Charge..........   -12.21%       N/A        N/A         9.52%         48.32%
  CLASS S SHARES 6/30/94
     Adjusted for Maximum Sales Charge......   -16.35%       N/A        N/A         9.34%         47.32%
     Not Adjusted for Sales Charge..........   -12.21%       N/A        N/A         9.52%         48.32%

     Each Portfolio is modeled after an investment strategy used by the WM Strategic Asset Management ("SAM") program, an investment management service offered by WM Fund Services Inc., an affiliate of the Portfolios' Advisor that allocates investments across a combination of the underlying Funds. Set forth below is certain performance data for the Portfolios and, prior to the Portfolios' inception, those strategies. Performance information for the strategies is deemed relevant because each strategy was managed using virtually the same investment objectives, policies and restrictions as those used by the Portfolios. Nonetheless, the performance data is not necessarily indicative of the future performance of the Portfolios.

     Because of certain differences in the expenses applicable to the SAM program and the Portfolios, the following performance information has been adjusted by applying the current total expense ratios for the Class A shares of the Portfolios. The average annual total return of the following investment strategies for the one-year period, the five-year period and the period from inception of the strategy, in each case ended October 31, 1998, was as follows:

                                                                                          SINCE DATE
                                                                                              OF
       PORTFOLIO/STRATEGY AND INCEPTION DATE         ONE YEAR    FIVE YEAR    TEN YEAR    INCEPTION
       -------------------------------------         --------    ---------    --------    ----------
STRATEGIC GROWTH PORTFOLIO
  CLASS A SHARES 5/31/95
     Adjusted for Maximum Sales Charge.............    1.65%         N/A        N/A         12.93%
     Not Adjusted for Sales Charge.................    7.56%         N/A        N/A         14.82%
  CLASS B SHARES 5/31/95
     Adjusted for Maximum Sales Charge.............    1.77%         N/A        N/A         13.58%
     Not Adjusted for Sales Charge.................    6.77%         N/A        N/A         14.01%
CONSERVATIVE GROWTH PORTFOLIO
  CLASS A SHARES 9/30/90
     Adjusted for Maximum Sales Charge.............   -0.71%        7.39%       N/A         10.72%
     Not Adjusted for Sales Charge.................    5.07%        8.61%       N/A         11.50%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge.............    0.64%         N/A        N/A         10.24%
     Not Adjusted for Sales Charge.................    4.32%         N/A        N/A         10.41%
BALANCED PORTFOLIO
  CLASS A SHARES 9/30/90
     Adjusted for Maximum Sales Charge.............    0.74%        6.78%       N/A          9.13%
     Not Adjusted for Sales Charge.................    6.60%        7.99%       N/A          9.90%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge.............    0.85%         N/A        N/A          9.87%
     Not Adjusted for Sales Charge.................    5.81%         N/A        N/A         10.04%
FLEXIBLE INCOME PORTFOLIO
  CLASS A SHARES 3/31/93
     Adjusted for Maximum Sales Charge.............    1.74%        5.89%       N/A          6.49%
     Not Adjusted for Sales Charge.................    6.53%        6.87%       N/A          7.37%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge.............    0.83%         N/A        N/A          8.89%
     Not Adjusted for Sales Charge.................    5.74%         N/A        N/A          9.06%
INCOME PORTFOLIO
  CLASS A SHARES 9/30/90
     Adjusted for Maximum Sales Charge.............    0.52%        3.35%       N/A          6.72%
     Not Adjusted for Sales Charge.................    5.25%        4.31%       N/A          7.33%
  CLASS B SHARES 6/30/94
     Adjusted for Maximum Sales Charge.............   -0.48%         N/A        N/A          5.93%
     Not Adjusted for Sales Charge.................    4.47%         N/A        N/A          6.12%

     The performance of a Fund's Class A, Class B and Class S shares and the Portfolio's Class A and Class B shares will vary from time to time depending upon market conditions, the composition of the Fund's or Portfolio's portfolio and the Fund's or Portfolio's operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's or Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund or Portfolio with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.
     Investors should recognize that, because the Funds other than the Equity Funds and each of the Portfolios will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Funds and Portfolios from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's or Portfolio's securities, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur. Comparative performance information may be used from time to time in advertising the Trusts'

Class A, Class B and Class S shares, including data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average and other industry publications. The International Growth Fund may compare its performance to other investments or relevant indexes consisting of Morgan Stanley Capital International EAFE Index, the Standard & Poor's 500 Index, the Lipper International Fund Index and The Financial Times World Stock Index.
                                     TAXES
     The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information and all references to the Funds in this discussion includes the Portfolios. New legislation, as well as administrative changes or court decisions, may significantly alter the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the other funds within a Trust. Each of the Funds intends to continue qualifying as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. A Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes on that part of its income distributed to its stockholders.
     In order to qualify as a RIC under the Code, in addition to satisfying the distribution requirement described above, each Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not represent more than 10% of the outstanding voting securities of such issuer or exceed 5% of the value of the Fund's total assets and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.
     If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will in general be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders.
     Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and tax-exempt interest income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make distributions sufficient to avoid imposition of the 4% excise tax.
     The Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund's taxable year, at least 50% of the total value of a Fund's assets consist of obligations the interest on which is exempt from federal income tax. Part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these funds will not be deductible for federal income tax purposes or, in the case of the California and Florida Funds, for California and Florida income tax purposes. Any loss on the sale or exchange of shares in these Funds held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or "industrial development bonds." For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, as noted in the Prospectus, some or all of these Funds' dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporate shareholder's federal "excess net passive income" tax liability. Similar rules apply for California State personal income tax purposes. Shareholders should consult their own tax advisers as to whether they are (1) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (2) subject to federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax. Issuers of bonds purchased by the Municipal Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.
     Distributions made by the Fixed-Income Funds generally will not be eligible for the dividends received deduction otherwise available to corporate taxpayers. In addition, the dividends received deduction shall be disallowed with respect to a dividend from any other Fund unless a corporate shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date, without protection from risk of loss.
     As described above and in the Prospectus, certain of the Funds may invest in certain types of futures contracts and options. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as RICs. As a general rule, these investment activities may accelerate, increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to a Fund's shareholders.
     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, if a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles (or other similar transactions), it will be subject to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.
     Distributions of net capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 20% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.
     While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus and will be designated as such in a written notice mailed to the shareholder after the close of the Fund's taxable year. Any loss on the sale or exchange of shares in a Fund that have been held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the shareholder with respect to such shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses.
ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND
     If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.
     In addition, investment by a Fund in an entity that qualified as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."
     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MONEY FUND, CALIFORNIA MUNICIPAL FUND AND CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND.
     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Money Fund, California Municipal Fund and California Insured Intermediate Municipal Fund (The "California Funds") consist of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax-Exempt Obligations"), and if each of the California Funds continues to qualify as a regulated investment company for federal income tax purposes, then each respective California Fund will be qualified to pay dividends, subject to certain limitations, to its shareholders that are exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax ("California Exempt-Interest Dividends"). However, the total amount of California Exempt-Interest Dividends paid by each of the California Funds to each of the California Fund's non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by such California Fund during such year on California Tax-Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends exceed the amount that may be treated as California Exempt-Interest Dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California Exempt-Interest Dividends to aggregate dividends will be treated as a California Exempt-Interest Dividend. Dividend distributions that do not qualify for treatment as California Exempt-Interest Dividends will be taxable to shareholders at ordinary tax rates for California personal income tax purposes. In addition, shareholders who receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in one of these Funds may have on the taxation of these benefits. FLORIDA TAXES
     Taxation of Fund Shares. Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by the Florida Insured Municipal Fund to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%.

Distributions of investment income and capital gains by the Florida Insured Municipal Fund will be subject to Florida corporate income tax. Accordingly, investors in the Florida Insured Municipal Fund, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisors with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.
     Florida imposes a tax on intangible personal property owned by Florida residents. Shares in the Florida Insured Municipal Fund constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Florida Insured Municipal Fund will be subject to the Florida intangible personal property tax. Florida provides an exemption for shares in an investment fund if the fund's portfolio of assets consists solely of assets exempt from the Florida intangible personal property tax. Assets exempt from Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the United States Government or its agencies; and cash.
     The Florida Insured Municipal Fund has received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Insured Municipal Fund's assets consist solely of assets exempt from the Florida intangible personal property tax, shares of the Florida Insured Municipal Fund will be exempt from the Florida intangible personal property tax in the following year. Based on the ruling, if the Insured Municipal Fund's assets consist, on the last business day of the calendar year, solely of assets exempt from the Florida intangible personal property tax, shares of the Florida Insured Municipal Fund owned by Florida residents will be exempt from the Florida intangible personal property tax. If shares of the Fund are subject to the Florida intangible personal property tax because less than 100% of the Fund's assets on the last business day of the calendar year consists of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of a share of the Florida Insured Municipal Fund that is attributable to obligations of the United States Government will be exempt from taxation.
     Taxation of the Florida Insured Municipal Fund. If the Fund does not have a taxable nexus to Florida, such as through the location of the Florida Fund's activities or those of its advisors within the state, under present Florida law, the Fund is not subject to Florida corporate income taxation. Additionally, if the Fund's assets do not have a taxable situs in Florida as of January 1 of each calendar year, the Fund will not be subject to the Florida intangible personal property tax. If the Fund has a taxable nexus to Florida or the Fund's assets have a taxable situs in Florida, the Fund will be subject to Florida taxation. The Florida Insured Municipal Fund intends to operate so as not to be subject to Florida taxation.
SHAREHOLDER STATEMENTS
     Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income and California State personal income tax status of the shareholder's dividends and distributions received from the Fund for the prior calendar year. These statements will also inform shareholders as to the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes and as to the exempt portion, if any, of the shareholder's shares of the Florida Insured Municipal Fund for purposes of the Florida State intangible personal property tax for the current tax year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California State personal income taxation and the dollar amount of dividends subject to federal income taxation or California State personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Tax-Exempt Money Market, California Money, Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal or Florida Insured Municipal Funds earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend (or of each day's taxable net investment income) as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.
     If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that the taxpayer identification number is correct and that the shareholder is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.
     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN TAX CONSIDERATIONS GENERALLY AFFECTING A FUND AND ITS SHAREHOLDERS, AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THEIR STATE AND LOCAL TAX LIABILITIES.
                                  DISTRIBUTOR
     Prior to March 20, 1998, WM Financial Services Inc. (formerly named Sierra Investment Services Inc.) served as the distributor for WM Trust II. For the fiscal years ended June 30, 1998, 1997 and 1996, the Distributor and WM Financial Services Inc. (formerly Sierra Investment Services Corp.) received distribution fees totaling (after waivers of fees) $1,839,806, $5,278,281 and $6,430,836, respectively, in the aggregate, from the WM Trust II Funds under the Class A Plan. For the fiscal period ended October 31, 1998, the Distributor and WM Financial Services Inc. received distribution fees totaling $4,490,369. For the same periods, the Distributor and WM Financial Services Inc. received $0, $13,944, $0 and $0, respectively, representing contingent deferred sales charges on redemptions of Class A shares of the Funds. In addition, for the fiscal years ended June 30, 1998, 1997 and 1996, the Distributor and WM Financial Services Inc. received $180,165, $303,490 and $637,291, respectively, representing compensation from front-end sales charges on Class A shares of such Funds sold. For the fiscal period ended October 31, 1998, the Distributor and WM Financial Services Inc. received $3,010,621 in front-end sales charges on Class A shares of such Funds sold. For each fiscal year ended June 30, 1998, 1997 and 1996, and the discount period ended October 31, 1998, the Distributor and WM Financial Services Inc. voluntarily waived no distribution fees in the aggregate. During the fiscal year ended June 30, 1998, the Distributor and WM Financial Services Inc. incurred distribution and operating expenses with respect to Class A shares of the Funds totaling $2,420,780 consisting of $426,800 for advertising; $174,267 for marketing promotion; $58,383 for fulfillment; $1,689,244 in commissions and additional compensation to the personnel of WM Financial Services Inc. and $72,085 in other expenses. Those expenses for the fiscal period ended October 31, 1998, amounted to $1,950,325 consisting of $196,493 for advertising; $300,290 for fulfillment; $1,208,942 in commissions and additional compensation to the personnel of WM Fund Services Inc. and $244,600 in other expenses.
     WM Financial Services Inc. also served as distributor of Class B and S shares of the WM Trust II Funds. For the fiscal year ended June 30, 1998, the Distributor and WM Financial Services Inc. received distribution fees from the Funds totaling $1,237,250, in the aggregate under the Class B Distribution Plan and $312,288, in the aggregate under the Class S Distribution Plan. For the same period, the Distributor and WM Financial Services Inc. received $653,684, representing CDSCs on redemptions of Class B shares of the Funds and $1,497,900, representing CDSCs on redemptions of Class S shares of the Funds. For the fiscal period ended October 31, 1998, the Distributor and WM Financial Services Inc. received distribution fees from the Funds totaling $3,013,027, in the aggregate under the Class B Distribution Plan and $262,619, in the aggregate under the Class S Distribution Plan. For the same period, the Distributor and WM Financial Services Inc. received $1,183,085, representing CDSCs on redemptions of Class B shares. For the fiscal year ended June 30, 1998 and the fiscal period ended October 31, 1998, WM Financial Services Inc. did not waive any distribution fees. The Distributor and WM Financial Services Inc. paid out all of the distribution related fees they received for each of the Class B and Class S shares to the financier of the sales commissions paid on sale of Class B and S shares, respectively.
     The Distributor also serves as the distributor for the Portfolios. The Distributor received $677,720 in total from the Portfolios in connection with the sales of Class A shares in 1998. For the fiscal period from July 1, 1998 through October 31, 1998, the Distributor received $195,324 in total from the Portfolios. Such payments totaled $446,143 in 1997.
     During the fiscal year ended June 30, 1998, the Distributor incurred distribution and operating expenses with respect to Class A shares of the Portfolios totaling $988,175, consisting of $146,319 for advertising; $61,504 for marketing promotion; $6,801 for fulfillment; $742,109 in commissions and additional compensation to personnel and $31,442 in other expenses. For the fiscal period from July 1, 1998 through October 31, 1998, the Distributor incurred distribution and operating expenses with respect to Class A shares of the Portfolios totaling $325,310, consisting of $14,774 for advertising; $24,277 for fulfillment; $266,538 in commissions and additional compensation to personnel and $19,721 in other expenses.
     For the same time periods, the Distributor and WM Fund Services, Inc. received $687,805 in total for contingent deferred sales charge payments for Class B shares from the Portfolios through June 30, 1998 and $1,128,985 in total for the fiscal period ended October 31, 1998. The Distributor received $497,858 in total from these same Portfolios for 1997.
     The Distributor received $3,312,208 in total from the Portfolios in 1998 in connection with the sales of Class B shares. Such payments totaled $1,104,413 for the fiscal period ended October 31, 1998 and $1,706,671 in 1997.
     WM Funds Distributor, Inc. (formerly Composite Funds Distributor, Inc. and referred to as the Distributor in this SAI) serves as the distributor for the WM Trust I Funds. The Money Market and Tax-Exempt Money Market Funds reimbursed the Distributor $50,492 and $0, respectively, for distribution expenses incurred during 1997. Of this amount, $28,559 was paid for printing and $21,933 was for other distribution-related expenses. During 1996 the Money Market and Tax-Exempt Money Market Funds reimbursed the Distributor $20,720 and $0, respectively and in 1995 each reimbursed the Distributor $18,754 and $0, respectively.
     During 1997, the Money Market and Tax-Exempt Money Market Funds compensated the Distributor $2,233 and $91, respectively, for the sale of Class B shares. During 1996, the Money Market and Tax-Exempt Funds compensated the Distributor $1,270 and $16, respectively, for the sale of Class B shares. During 1995, the Money Market and Tax-Exempt Portfolios compensated the Distributor $702 and $11, respectively, for the sale of Class B shares.
     During the fiscal year ended December 31, 1997, the Distributor received contingent deferred sales charge payments of $5,618 and $0 upon redemption of Class B shares of the Money Market Fund and Tax-Exempt Fund, respectively. For the fiscal year ended December 31, 1996, the Distributor received contingent deferred sales charge payments of $5,275 and $0 upon redemption of Class B shares of the Money Market Fund and Tax-Exempt Money Market Fund, respectively. No brokerage fees were paid by the Fund to the Distributor during the year, but the Distributor may act as broker on portfolio purchases and sales should it become a member of a securities exchange.
     The U.S. Government Securities, Income, and Tax-Exempt Bond Funds reimbursed the Distributor in the amounts of $248,837, $169,132 and $407,707, respectively, for distribution expenses incurred on behalf of Class A shares during the year ended December 31, 1997. Of this amount, $119,084, $77,335 and $200,406 was paid on behalf of the U.S. Government Securities, Income, and Tax-Exempt Bond Funds, respectively, to selected dealers and registered representatives of the Distributor for their shareholder servicing activities, and $129,748, $91,797 and $207,301, respectively, was paid for other distribution related expenses.
     During the fiscal years 1996 and 1995, the U.S. Government Securities Fund reimbursed the Distributor $218,510 and $343,633, respectively; the Income Fund reimbursed the Distributor $133,600 and $168,531, respectively; and the Tax-Exempt Bond Fund reimbursed the Distributor $315,034 and $432,854, respectively, for distribution expenses related to Class A shares.
     During the fiscal years ended December 31, 1997 and 1996, respectively, the U.S. Government Securities Fund compensated the Distributor in the amounts of $29,872 and $26,484, respectively; the Income Fund compensated the Distributor in the amounts of $78,016 and $57,828, respectively, and the Tax-Exempt Bond Fund compensated the Distributor $66,282 and $40,939, respectively, for the sale of Class B shares.
     During the 1997, 1996 and 1995 fiscal years, the Distributor received $55,967, $89,694 and $150,970, respectively, for the sale of U.S. Government Securities Fund Class A shares; $102,701, $156,410 and $209,703, respectively, for the sale of Income Fund Class A shares; and $195,489, $282,768 and $341,454, respectively, for the sale of Tax-Exempt Bond Fund Class A shares.
     During the fiscal year ended December 31, 1997, the Distributor received contingent deferred sales charge payments of $8,623, $20,754 and $11,543 upon redemption of Class B shares of the U.S. Government Securities, Income, and Tax-Exempt Bond Funds, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.
     The Bond & Stock, Growth & Income and Northwest Funds reimbursed the Distributor in the amounts of $701,288, $563,809 and $537,269, respectively, for distribution expenses incurred on behalf of Class A shares during fiscal 1997. Of this amount, $271,656, $205,286 and $210,705 was paid on behalf of the Bond & Stock, Growth & Income and Northwest Funds to sales personnel of the Distributor and to selected dealers for their shareholder servicing activities; $30,762, $57,056 and $46,096, respectively, was paid for printing; and $195,701, $167,292 and $257,705, respectively, was paid for other advertising expenses.
     During fiscal years 1996 and 1995, the Bond & Stock Fund reimbursed the Distributor $394,279 and $356,379, respectively; the Growth & Income Fund reimbursed the Distributor $265,579 and $203,566, respectively; and Northwest reimbursed the Distributor $360,642 and $279,851, respectively, for distribution expenses related to Class A shares.
     During fiscal years 1997, 1996 and 1995, the Bond & Stock Fund compensated the Distributor in the amounts of $334,855, $148,688 and $46,435, respectively; the Growth & Income Fund compensated the Distributor $365,290, $151,222 and $49,988, respectively; and the Northwest Fund compensated the Distributor $247,630, $106,606 and $49,126, respectively, for distribution expenses related to Class B shares.
     During the 1997, 1996 and 1995 fiscal years, the Distributor received $885,598, $1,064,004 and $471,479, respectively, for the sale of Bond & Stock Class A shares. The Distributor retained $710,403, $1,047,926 and $471,455, respectively, for the same time periods, with the balance paid to dealers for their sales of Bond & Stock Class A shares.
     During the 1997, 1996 and 1995 fiscal years, the Distributor received $825,142, $586,437 and $384,766, respectively, for the sale of Growth & Income Class A shares. The Distributor retained $666,246, $563,398 and $384,647, respectively, for the same time periods, with the balance paid to dealers for their sales of Growth & Income Class A shares.
     During the fiscal years 1997, 1996 and 1995 the Distributor received $799,120, $517,022 and $348,729, respectively, for the sale of Northwest Class A shares. The Distributor retained $551,530, $465,694 and $337,189, respectively, for the same time periods, with the balance paid to dealers for their sales of Northwest Class A shares.
     During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charge payments of $63,218, $63,310 and $37,195 upon redemption of Class B shares of Bond & Stock, Growth & Income, and Northwest, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.
             ADDITIONAL SHAREHOLDER INFORMATION AND CORRESPONDENCE

May 14, 1999

Dear Strategic Asset Management Portfolio Shareholder:

     It has been an exciting twelve months, and I thought it would be timely to bring you up to date on a number of recent developments at WM Group of Funds. On October 1, 1998, H.F. Ahmanson & Company, the parent company of Home Savings of America and the former advisor to The Griffin Funds, merged with Washington Mutual, Inc. On March 6, 1999, we successfully completed the merger of the Griffin Funds into the corresponding WM Funds -- representing an additional $1.1 billion for the Fund complex.

     During the process, we determined that changing the legal structure of the WM Strategic Asset Management Portfolios would allow us to offer former Griffin Funds shareholders the opportunity to exchange from their current asset allocation service into the WM Strategic Asset Management Portfolios on a tax-free basis. The exchange provides an opportunity to capture over $600 million additional assets for the SAM Portfolios.

     What this means to you, as a shareholder, is that you will benefit from:

     - Opportunities for greater economies of scale associated with increased assets under management

     - Potentially lower operating costs and shareholder expenses than without these assets

     - Maintaining a high level of service and operational efficiency

     WE ARE SEEKING YOUR VOTE IN FAVOR OF THE REORGANIZATION. PLEASE TAKE THE TIME TO REVIEW THE ENCLOSED PROXY MATERIALS, SIGN AND RETURN THE ENCLOSED PROXY CARD.

     For the reorganization to qualify as a "TAX-FREE" transaction, the SAM Portfolios (including your Portfolio) and former shareholders of the Griffin Funds need to contribute their shares of the WM Group of Funds to the newly organized WM Strategic Asset Management Portfolios, LLC as part of a single transaction. This reorganization is currently scheduled to take place on or about July 16, 1999. PLEASE BE ASSURED THAT THIS REORGANIZATION WILL NOT AFFECT YOUR INVESTMENT OPTIONS OR ACCOUNT VALUE.

     The new SAM Portfolios' structure will maintain the versatility and flexibility you have become accustomed to within your asset allocation option. As a result, we urge you to vote in favor of the reorganization of the SAM Portfolios.

PROVEN PERFORMANCE

     The SAM Portfolios will continue to offer specific advantages to you:

     - ACTIVELY MANAGED ASSET ALLOCATION which reflects our disciplined approach to managing assets from a perspective to maximizing return while managing risk

     - ONGOING PORTFOLIO MONITORING and periodic adjustments based on economic trends

     - QUARTERLY PORTFOLIO REPORTS to keep you informed about Portfolio performance

     The WM Funds' heritage in the investment business dates back to 1939. Although past performance is no guarantee of future results, our long-term performance has demonstrated our ability to produce value-added results for our shareholders over time.


-----------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL TOTAL RETURN
                                                                        FOR THE PERIOD ENDED MARCH 31, 1999
                            -------------------------------------------------------------------------------
                            -------------------------------------------------------------------------------
 SAM PORTFOLIOS                                1 YEAR                    5 YEAR            SINCE INCEPTION*
                            -------------------------------------------------------------------------------
                            NO SALES        WITH MAX.   NO SALES      WITH MAX.   NO SALES     WITH MAX.
                             CHARGE      SALES CHARGE     CHARGE   SALES CHARGE     CHARGE    SALES CHARGE
-----------------------------------------------------------------------------------------------------------
 Strategic Growth
 (maximum 5.5% sales
 charge)                      17.19%        10.75%         n/a          n/a        19.92%        18.16%
-----------------------------------------------------------------------------------------------------------
 Conservative Growth
 (maximum 5.5% sales
 charge)                      15.09%         8.76%       13.59%       12.31%       13.63%        12.88%
-----------------------------------------------------------------------------------------------------------
 Balanced
 (maximum 5.5% sales
 charge)                      11.99%         5.83%       11.84%       10.58%       11.31%        10.57%
-----------------------------------------------------------------------------------------------------------
 Flexible Income
 (maximum 4.5% sales
 charge)                       7.84%         2.99%        8.98%        7.98%        7.97%        7.14%
-----------------------------------------------------------------------------------------------------------
 Income
 (maximum 4.5% sales
 charge)                       4.37%        -0.32%        5.69%        4.72%        7.15%        6.57%

--------------------------------------------------------------------------------

* 5/31/95 -- Strategic Growth, 9/30/90 -- Conservative Growth, Balanced, and Income, 3/31/93 -- Flexible Income. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

     Thank you for choosing WM Group of Funds. We appreciate the confidence you have placed with us, and thank you for considering this important opportunity. If you have any questions regarding the SAM Portfolios, please do not hesitate to contact your Investment Representative, or call us at (800) 222-5852. We look forward to receiving your signed PROXY CARD soon.

                                          Sincerely,

                                          William G. Papesh
                                          President

 The WM Group of Funds prospectus contains more complete information including charges and expenses.

-- SAMPLE PORTFOLIO BUILDER TAX-ADVANTAGED BALANCED STRATEGY LETTER --



                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM CONSERVATIVE GROWTH PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER TAX-ADVANTAGED BALANCED STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM CONSERVATIVE GROWTH PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your Tax-Advantaged Balanced Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS, WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR TAX-ADVANTAGED BALANCED STRATEGY INTO THE SAM CONSERVATIVE GROWTH PORTFOLIO ON A TAX-FREE BASIS.(2) The WM Group of Funds prospectus highlights the many benefits of the SAM CONSERVATIVE GROWTH PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM CONSERVATIVE GROWTH PORTFOLIO?

Exchanging into the SAM CONSERVATIVE GROWTH PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM CONSERVATIVE GROWTH PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM CONSERVATIVE GROWTH PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM CONSERVATIVE GROWTH PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM CONSERVATIVE GROWTH PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Conservative Growth Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Strategic Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to 1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                8.98%                  7.97%
Income                                 4.37%                5.69%                  7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Conservative Growth Portfolio is a mutual fund, the costs of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

YOUR TAX-ADVANTAGED HOLDINGS WILL NOT CHANGE

Although the tax-exempt fund holdings within your account (Tax-Exempt Money, Tax-Exempt Bond, and California Municipal Funds) will not exchange into the SAM Conservative Growth Portfolio, YOU WILL CONTINUE TO OWN THOSE FUNDS UNDER THE SAME ACCOUNT NUMBER. Consequently, coupled with the SAM Conservative Growth Portfolio, you will continue to enjoy many of the tax-advantaged benefits of your current investment strategy. The remaining portion of your Portfolio Builder account will exchange into the SAM Conservative Growth Portfolio--with similar overall allocations between equities and fixed income. In other words, the total allocation of your account will generally mirror what you currently have in the Portfolio Builder Tax-Advantaged Balanced Strategy, although it will be separated into individual municipal fund holdings and SAM Portfolio shares.

The SAM Portfolios are managed within their respective guidelines, with objectives generally consistent with those of the Portfolio Builder Strategies. However, as you read the WM Group of Funds prospectus, you should note that the SAM Conservative Growth Portfolio may invest in fixed-income funds that are not tax-exempt and as a result you are more likely to earn some taxable income.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM CONSERVATIVE GROWTH PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM CONSERVATIVE GROWTH PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Conservative Growth Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM CONSERVATIVE GROWTH PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM CONSERVATIVE GROWTH PORTFOLIO, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President




--------
(1) Please be aware that your Portfolio Builder Tax-Advantaged Balanced Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.

(2) Please consult your personal tax advisor for more information on your specific situation.

-- SAMPLE PORTFOLIO BUILDER TAX-ADVANTAGED MODERATE STRATEGY LETTER --



                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM BALANCED PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER TAX-ADVANTAGED MODERATE STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM BALANCED PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your Tax-Advantaged Moderate Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS, WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR TAX-ADVANTAGED MODERATE STRATEGY INTO THE SAM BALANCED PORTFOLIO ON A TAX-FREE BASIS. (2) The WM Group of Funds prospectus highlights the many benefits of the SAM BALANCED PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM BALANCED PORTFOLIO?

Exchanging into the SAM BALANCED PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM BALANCED PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM BALANCED PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM BALANCED PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM BALANCED PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Balanced Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Strategic Growth Portfolio, Conservative Growth Portfolio, Flexible Income Portfolio, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to 1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                8.98%                  7.97%
Income                                 4.37%                5.69%                  7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Balanced Portfolio is a mutual fund, the costs of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

YOUR TAX-ADVANTAGED HOLDINGS WILL NOT CHANGE

Although the tax-exempt fund holdings within your account (Tax-Exempt Money, Tax-Exempt Bond, and California Municipal Funds) will not exchange into the SAM Balanced Portfolio, YOU WILL CONTINUE TO OWN THOSE FUNDS UNDER THE SAME ACCOUNT NUMBER. Consequently, coupled with the SAM Balanced Portfolio, you will continue to enjoy many of the tax-advantaged benefits of your current investment strategy. The remaining portion of your Portfolio Builder account will exchange into the SAM Balanced Portfolio--with similar overall allocations between equities and fixed income. In other words, the total allocation of your account will generally mirror what you currently have in the Portfolio Builder Tax-Advantaged Moderate Strategy, although it will be separated into individual municipal fund holdings and SAM Portfolio shares.

The SAM Portfolios are managed within their respective guidelines, with objectives generally consistent with those of the Portfolio Builder Strategies. However, as you read the WM Group of Funds prospectus, you should note that the SAM Balanced Portfolio may invest in fixed-income funds that are not tax-exempt and as a result you are more likely to earn some taxable income.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM BALANCED PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM BALANCED PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Balanced Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM BALANCED PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM BALANCED Portfolio, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President



--------
(1) Please be aware that your Portfolio Builder Tax-Advantaged Moderate Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.
(2) Please consult your personal tax advisor for more information on your specific situation.

-- SAMPLE PORTFOLIO BUILDER TAX-ADVANTAGED CONSERVATIVE STRATEGY LETTER --



                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM BALANCED PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER TAX-ADVANTAGED CONSERVATIVE STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM BALANCED PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your Tax-Advantaged Conservative Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS, WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR TAX-ADVANTAGED CONSERVATIVE STRATEGY INTO THE SAM BALANCED PORTFOLIO ON A TAX-FREE BASIS. (2) The WM Group of Funds prospectus highlights the many benefits of the SAM BALANCED PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM BALANCED PORTFOLIO?

Exchanging into the SAM BALANCED PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM BALANCED PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM BALANCED PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM BALANCED PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM BALANCED PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Balanced Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Strategic Growth Portfolio, Conservative Growth Portfolio, Flexible Income Portfolio, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to 1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                8.98%                  7.97%
Income                                 4.37%                5.69%                  7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Balanced Portfolio is a mutual fund, the costs of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

YOUR TAX-ADVANTAGED HOLDINGS WILL NOT CHANGE

Although the tax-exempt fund holdings within your account (Tax-Exempt Money, Tax-Exempt Bond, and California Municipal Funds) will not exchange into the SAM Balanced Portfolio, YOU WILL CONTINUE TO OWN THOSE FUNDS UNDER THE SAME ACCOUNT NUMBER. Consequently, coupled with the SAM Balanced Portfolio, you will continue to enjoy many of the tax-advantaged benefits of your current investment strategy. The remaining portion of your Portfolio Builder account will exchange into the SAM Balanced Portfolio--with similar overall allocations between equities and fixed income. In other words, the total allocation of your account will generally mirror what you currently have in the Portfolio Builder Tax-Advantaged Conservative Strategy, although it will be separated into individual municipal fund holdings and SAM Portfolio shares.

The SAM Portfolios are managed within their respective guidelines, with objectives generally consistent with those of the Portfolio Builder Strategies. However, as you read the WM Group of Funds prospectus, you should note that the SAM Balanced Portfolio may invest in fixed-income funds that are not tax-exempt and as a result you are more likely to earn some taxable income.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM BALANCED PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM BALANCED PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Balanced Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM BALANCED PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM BALANCED Portfolio, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President


--------
(1) Please be aware that your Portfolio Builder Tax-Advantaged Conservative Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.
(2) Please consult your personal tax advisor for more information on your specific situation.

-- SAMPLE PORTFOLIO BUILDER HIGH GROWTH STRATEGY LETTER --



                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM STRATEGIC GROWTH PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER HIGH GROWTH STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM STRATEGIC GROWTH PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your High Growth Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS; WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR HIGH GROWTH STRATEGY INTO THE SAM STRATEGIC GROWTH PORTFOLIO ON A TAX-FREE BASIS. (2) The WM Group of Funds prospectus highlights the many benefits of the SAM STRATEGIC GROWTH PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM STRATEGIC GROWTH PORTFOLIO?

Exchanging into the SAM STRATEGIC GROWTH PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM STRATEGIC GROWTH PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM STRATEGIC GROWTH PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM STRATEGIC GROWTH PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM STRATEGIC GROWTH PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Strategic Growth Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Conservative Growth Portfolio, Balanced Portfolio, Flexible Income, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                8.98%                  7.97%
Income                                 4.37%                5.69%                  7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Strategic Growth Portfolio is a mutual fund, the cost of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM STRATEGIC GROWTH PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM STRATEGIC GROWTH PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Strategic Growth Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM STRATEGIC GROWTH PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM STRATEGIC GROWTH PORTFOLIO, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President



--------
(1) Please be aware that your Portfolio Builder High Growth Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.
(2) Please consult your personal tax advisor for more information on your specific situation.

-- SAMPLE PORTFOLIO BUILDER GROWTH STRATEGY LETTER --



                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM CONSERVATIVE GROWTH PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER GROWTH STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM CONSERVATIVE GROWTH PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your Growth Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS; WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR GROWTH STRATEGY INTO THE SAM CONSERVATIVE GROWTH PORTFOLIO ON A TAX-FREE BASIS. (2) The WM Group of Funds prospectus highlights the many benefits of the SAM CONSERVATIVE GROWTH PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM CONSERVATIVE GROWTH PORTFOLIO?

Exchanging into the SAM CONSERVATIVE GROWTH PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM CONSERVATIVE GROWTH PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM CONSERVATIVE GROWTH PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM CONSERVATIVE GROWTH PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM CONSERVATIVE GROWTH PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Conservative Growth Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Strategic Growth Portfolio, Balanced Portfolio, Flexible Income, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                8.98%                  7.97%
Income                                 4.37%                5.69%                  7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Conservative Growth Portfolio is a mutual fund, the cost of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM CONSERVATIVE GROWTH PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM CONSERVATIVE GROWTH PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Conservative Growth Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM CONSERVATIVE GROWTH PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM CONSERVATIVE GROWTH PORTFOLIO, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President





--------
(1) Please be aware that your Portfolio Builder Growth Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.
(2) Please consult your personal tax advisor for more information on your specific situation.

-- SAMPLE PORTFOLIO BUILDER BALANCED STRATEGY LETTER --


                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM BALANCED PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER BALANCED STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM BALANCED PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your Balanced Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS; WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR BALANCED STRATEGY INTO THE SAM BALANCED PORTFOLIO ON A TAX-FREE BASIS. (2) The WM Group of Funds prospectus highlights the many benefits of the SAM BALANCED PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM BALANCED PORTFOLIO?

Exchanging into the SAM BALANCED PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM BALANCED PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM BALANCED PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM BALANCED PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM BALANCED PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Balanced Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Strategic Growth Portfolio, Conservative Growth Portfolio, Flexible Income, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                8.98%                  7.97%
Income                                 4.37%                5.69%                  7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Balanced Portfolio is a mutual fund, the cost of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM BALANCED PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM BALANCED PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Balanced Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM BALANCED PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM BALANCED Portfolio, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President





--------
(1) Please be aware that your Portfolio Builder Balanced Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.
(2) Please consult your personal tax advisor for more information on your specific situation.

-- SAMPLE PORTFOLIO BUILDER MODERATE STRATEGY LETTER --



                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM FLEXIBLE INCOME PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER MODERATE STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM FLEXIBLE INCOME PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your Moderate Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS; WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR MODERATE STRATEGY INTO THE SAM FLEXIBLE INCOME PORTFOLIO ON A TAX-FREE BASIS. (2) The WM Group of Funds prospectus highlights the many benefits of the SAM FLEXIBLE INCOME PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM FLEXIBLE INCOME PORTFOLIO?

Exchanging into the SAM FLEXIBLE INCOME PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM FLEXIBLE INCOME PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM FLEXIBLE INCOME PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM FLEXIBLE INCOME PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM FLEXIBLE INCOME PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Flexible Income Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                 8.98%                 7.97%
Income                                 4.37%                 5.69%                 7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Flexible Income Portfolio is a mutual fund, the cost of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM FLEXIBLE INCOME PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM FLEXIBLE INCOME PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Flexible Income Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM FLEXIBLE INCOME PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM FLEXIBLE INCOME PORTFOLIO, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President





--------
(1) Please be aware that your Portfolio Builder Moderate Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.
(2) Please consult your personal tax advisor for more information on your specific situation.

-- SAMPLE PORTFOLIO BUILDER CONSERVATIVE STRATEGY LETTER --



                                                                    May 17, 1999

Dear Portfolio Builder Participant:

At WM Financial Services, Inc. ("WMFS"), we are continually looking for new ways to enhance the products and services we offer our clients. The Portfolio Builder is no exception. In our ongoing efforts to make your account simpler and easier to maintain, we have developed a special opportunity for you to join an established mutual fund, the SAM FLEXIBLE INCOME PORTFOLIO, that has been designed to offer investors of the PORTFOLIO BUILDER CONSERVATIVE STRATEGY additional features and greater versatility.

The WM Strategic Asset Management (SAM) Portfolios are a family of mutual funds that provide active asset allocation strategies in an effort to help you control risk and reach your long-term financial goals. Not only does SAM offer diversified portfolios to fit your individual needs, it also provides ongoing portfolio monitoring and periodic adjustments to allocate your assets in response to changing market conditions. The SAM FLEXIBLE INCOME PORTFOLIO is a mutual fund that provides many of the advantages you have enjoyed from your Conservative Strategy, plus many more.(1)

TO HELP YOU TAKE ADVANTAGE OF SAM'S ENHANCEMENTS; WE ARE VERY PLEASED TO OFFER YOU A ONE-TIME OPPORTUNITY TO EXCHANGE FROM YOUR CONSERVATIVE STRATEGY INTO THE SAM FLEXIBLE INCOME PORTFOLIO ON A TAX-FREE BASIS. (2) The WM Group of Funds prospectus highlights the many benefits of the SAM FLEXIBLE INCOME PORTFOLIO and explains the asset allocation strategies that it pursues. Please read the prospectus carefully. Additionally, there are no sales charges assessed on this transfer.

WHY EXCHANGE INTO THE SAM FLEXIBLE INCOME PORTFOLIO?

Exchanging into the SAM FLEXIBLE INCOME PORTFOLIO means that you will receive the advantages of active asset allocation, periodic reallocations, quarterly performance updates, comprehensive investor statements, and convenience. You will also benefit from:

-   SIMPLIFIED YEAR-END TAX REPORTING:
    SAM FLEXIBLE INCOME PORTFOLIO shareholders will receive a single form 1099-DIV at year-end rather than a complex Form 1099-B that requires reporting all reallocation and rebalancing transactions during the year on a Schedule D tax form.

-   REDUCED PAPER FLOW:
    SAM FLEXIBLE INCOME PORTFOLIO shareholders will no longer receive multiple confirmations for reallocations and rebalancing. In addition, shareholders who take dividends in cash will now receive a single, consolidated dividend check.

-   DAILY PRICE AND PERFORMANCE REPORTING:
    SAM FLEXIBLE INCOME PORTFOLIO shareholders will be able to check the daily price of their portfolio in most newspapers.

-   ENHANCED "MUTUAL FUND" FEATURES
    The SAM FLEXIBLE INCOME PORTFOLIO offers all the features and flexibility of mutual funds, including dividend reinvestments, automatic (monthly) investing from your bank checking account, and systematic withdrawals.

PROVEN PERFORMANCE

In addition to the SAM Flexible Income Portfolio, the SAM Portfolios offer four other investment portfolios that provide asset allocation strategies based on specific performance goals and risk tolerance levels: the Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, and Income Portfolio. If you think that your individual investment objectives have changed, we encourage you to contact your Financial Consultant to determine whether a different SAM Portfolio is appropriate for you.

The WM Funds' heritage in the investment business dates back to1939. Although past performance is no guarantee of future results, it may offer one way for investors to evaluate investment opportunities. We have highlighted the performance of the WM Strategic Asset Management Portfolios to give you some insight into the potential of the WM Fund family.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                               FOR THE PERIOD ENDED MARCH 31, 1999

SAM PORTFOLIOS                        1 YEAR                5 YEAR           SINCE INCEPTION*
--------------                        ------                ------           ----------------
Strategic Growth                      17.19%                 n/a                  19.92%
Conservative Growth                   15.09%                13.59%                13.63%
Balanced                              11.99%                11.84%                11.31%
Flexible Income                        7.84%                8.98%                  7.97%
Income                                 4.37%                5.69%                  7.15%

* 5/31/95 - Strategic Growth, 9/30/90 - Conservative Growth, Balanced, and Income, 3/31/93 Flexible Income. The annual performance shown above represents class A share performance (with no adjustment for sales charge--maximum 5.5%--since none will be charged on this exchange). Performance with sales charge would be lower. All performance shown prior to the November 1, 1996 asset conversion date (the date on which the majority of existing SAM clients voluntarily exchanged into the SAM Portfolio) for the Strategic Asset Management Portfolios represents the performance of the SAM Account, a discretionary asset allocation service that invested in the Sierra Trust Funds. The SAM Account was not registered as an investment company under the Investment Company Act of 1940 ("Act") and therefore, was not subject to certain investment restrictions that the Act imposes. If the SAM Account had been registered under the Act, its performance may have differed. Investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Portfolio's performance has benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

Because the SAM Flexible Income Portfolio is a mutual fund, the cost of asset allocation and other services are included in the Portfolio's expenses rather than being charged to you directly. For a free copy of the WM Group of Funds prospectus, which contains more complete information including charges and expenses, call us at (800) 222-5852. Please read it carefully before you invest or send money.

HOW TO PARTICIPATE IN THE SAM EXCHANGE OPPORTUNITY

This convenient, one-time exchange is scheduled to take place on or about July 16, 1999, and requires no action from you. By simply continuing to accept advisory services from WMFS (the Advisor to your Portfolio Builder account), which has the discretion to effect the exchange, you will be deemed to have expressly authorized WMFS to exchange your shares of the underlying WM Funds for shares of the SAM FLEXIBLE INCOME PORTFOLIO.

Please note that once this exchange opportunity has passed, the Portfolio Builder service and your particular Strategy will be terminated. Exchanging into the SAM FLEXIBLE INCOME PORTFOLIO enables you to continue to participate in an asset allocation product--one that offers active monitoring and ongoing evaluation as well as the enhancements described above. If you choose not to exchange into the SAM Flexible Income Portfolio, you may, of course, retain your individual WM Group of Funds holdings. However, WM Financial Services will no longer provide active asset management including Portfolio Builder quarterly reallocations and rebalancing; nor will we charge you an advisory fee.

This SAM exchange is a unique opportunity for you to become a participant in the SAM FLEXIBLE INCOME PORTFOLIO, with all of its benefits, on a TAX-FREE basis. If you choose at a later date to exchange into the SAM Portfolios, you may at that time realize capital gains and may have to pay taxes. We believe this is an important opportunity that you will not want to miss!(2)

If you choose not to exchange or if you have any questions regarding the SAM FLEXIBLE INCOME PORTFOLIO, or any of the SAM Portfolios, please do not hesitate to call us at (800) 222-5852 or contact your Financial Consultant. Thank you in advance for taking advantage of this opportunity, and we look forward to continuing to serve your investment needs.

Sincerely,



J. Pamela Dawson
President






--------
(1) Please be aware that your Portfolio Builder Conservative Strategy is not registered as an investment company (i.e. mutual fund) under the Investment Company Act of 1940 ("Act") and therefore is not subject to certain investment restrictions that the Act imposes.
(2) Please consult your personal tax advisor for more information on your specific situation.

                                    APPENDIX

            DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     AAA: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS

     Bonds rated AAA by Duff & Phelps are judged by Duff & Phelps to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff & Phelps are judged by Duff & Phelps to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff & Phelps are judged by Duff & Phelps to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff & Phelps are judged by Duff & Phelps as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

DESCRIPTION OF FITCH'S CORPORATE BOND RATINGS

     Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS

     AAA -- PRIME -- These bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     GENERAL OBLIGATION BONDS -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     REVENUE BONDS -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA -- HIGH GRADE -- Bonds in this group have a very strong capacity to pay interest and repay principal and differ from the highest rated debt only in small degree.

     A -- GOOD GRADE -- Bonds in this category have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Regarding municipal bonds, the rating differs from the two higher ratings because:

     GENERAL OBLIGATION BONDS -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     REVENUE BONDS -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

     BBB -- MEDIUM GRADE -- Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     GENERAL OBLIGATION BONDS -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     REVENUE BONDS -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

     BB, B, CCC, CC AND C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     D -- Bonds rated D are in default, or the obligor has filed for bankruptcy. The D rating is issued when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing, from superior liquidity support, or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation of MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

     Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Ratings of Duff-1 are further refined by the gradations of "1+" and "1-". Issues rated Duff-1+ have the highest certainty of timely payment, outstanding short term liquidity, and safety just below risk-free U.S. Treasury short-term obligations. Issues rated Duff-1- have high certainty of timely payment, strong liquidity factors supported by good fundamental protection factors, and small risk factors. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

     The rating F-1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.